                                                             Exhibit 10(v)(c)(1)


                            -------------------------

                                USD 68,000,000.00

                                 LOAN AGREEMENT

                                     between


                               ALX of PARAMUS LLC

                                       as

                                    Borrower


                                      and


                         SVENSKA HANDELSBANKEN AB (publ)

                                       as

                                     Lender

                               ------------------



                           Dated as of October 2, 2001



                            -------------------------

                                 LOAN AGREEMENT

                                Table of Contents

                                                                            Page
                                                                            ----

1.  Definitions .........................................................    5

2.  The Loan ............................................................    9

    2.1   Agreement to Lend .............................................    9
    2.2   Purpose of Loan ...............................................    9
    2.3   Method of Disbursement ........................................    9
    2.4   Interest ......................................................   10
    2.5   Election of Applicable Rate ...................................   10
    2.6   Repayment of the Loan .........................................   11
    2.7   Payment Procedures ............................................   11
    2.8   Prepayment of Loan ............................................   12
    2.9   Loan Account ..................................................   12

3.  Funding and Yield Protection ........................................   13

    3.1   Substitute Interest Rate ......................................   13
    3.2   Increased Costs ...............................................   13
    3.3   Reserves ......................................................   14
    3.4   Capital Adequacy ..............................................   15
    3.5   Illegality ....................................................   15
    3.6   Funding Losses ................................................   16

4.  Expenses ............................................................   16

5.  Representations and Warranties ......................................   17

    5.1   Organization of Borrower ......................................   17
    5.2   Power and Authority ...........................................   17
    5.3   Authorization of Borrowing ....................................   17
    5.4   Agreement Binding .............................................   17
    5.5   Compliance with Law ...........................................   18
    5.6   Consents ......................................................   18
    5.7   Litigation ....................................................   18
    5.8   Other Obligations .............................................   18
    5.9   Title to Property .............................................   18
    5.10  Special Purpose Entity Representation .........................   19

6.  Covenants ...........................................................   25

    6.1   Inspection; Environmental Status ..............................   25
    6.2   Notice ........................................................   25
    6.3   Taxes .........................................................   26
    6.4   Other Obligations .............................................   26
    6.5   Additional Indebtedness .......................................   26
    6.6   Fundamental Changes ...........................................   26
    6.7   Net Worth .....................................................   27
    6.8   Lease and Sublease Covenants of Property ......................   27
    6.9   Encumbrances ..................................................   28
    6.10  Continuing Special Purpose Entity
          Representation ................................................   28
    6.11  Certain Proceeds ..............................................   28
    6.12  Escrow ........................................................   29

7.  Conditions of Loan Advance ..........................................   29

8.  Security ............................................................   31

    8.1   Delivery of Security ..........................................   31
    8.2   Registration ..................................................   32
    8.3   After-Acquired Property and Further
          Assurances ....................................................   32

9.  Events of Default ...................................................   33

    9.1   Events of Default .............................................   36
    9.2   Consequence of Default ........................................   36
    9.3   Remedies Cumulative and Waivers ...............................   37
    9.4   Limited Recourse Obligations ..................................   38

10. Miscellaneous .......................................................   38

    10.1  USD Transaction ...............................................   38
    10.2  Entire Agreement ..............................................   39
    10.3  Waiver; Cumulative Rights .....................................   39
    10.4  Binding Effect ................................................   39
    10.5  Governing Law .................................................   39
    10.6  Submission to Jurisdiction ....................................   39
    10.7  Notices .......................................................   40
    10.8  Severability ..................................................   42
    10.9  Counterparts ..................................................   42
    10.10 Time of the Essence ...........................................   42
    10.11 Further Assurances ............................................   42

                                    EXHIBITS

    Exhibit A - Assignment of Leases and Rents.....................   44

    Exhibit B - Form of Environmental Indemnity Agreement..........   45

    Exhibit C - Schedule of Permitted Liens and Encumbrances.......   46

    Exhibit D - Form of Fee Mortgage...............................   47

    Exhibit E - Limited Recourse Promissory Note...................   48

    Exhibit F - Notice of Borrowing................................   50

    Exhibit G - Escrow Instructions................................   51

    Exhibit H - Proposed Subtenant Locations.......................   52

                                 LOAN AGREEMENT

         LOAN AGREEMENT (the "Agreement") dated as of the 2nd day of October, 2001 by and between ALX of Paramus LLC, a limited liability company, organized under the laws of the State of Delaware, with its executive offices located at 210 Route 4 East, Paramus, New Jersey 07652 (the "Borrower") and SVENSKA HANDELSBANKEN AB (publ), a banking corporation organized under the laws of the Kingdom of Sweden, including any branch, agency or other office thereof located at 153 East 53rd Street, 37th Floor, New York, New York 10022 (the "Bank").

1. Definitions.

         When used herein, the following terms shall have the meanings set forth below:

         "Applicable Rate" means the LIBOR Rate or the Fixed Rate at which interest shall accrue on the Loan, such Applicable Rate to be elected by the Borrower pursuant to Section 2.5 hereof.

         "Assignment" means the Assignment of Leases and Rents dated as of the date hereof, pursuant to which the Borrower assigns leases and rents in respect of the Property (including the Ground Lease and any sublease, and rents under any thereof, and the Guaranty) to the Bank as part of the Security, which shall be in the form attached hereto as Exhibit A.

         "Banking Day" means a day, other than a Saturday or Sunday, on which banks are open for business in New York City, New York.

         "Drawdown Date" means the date on which the Loan shall be advanced by the Bank, which shall be not later than thirty (30) days after the date of this Agreement.

         "Escrow Agent" means the escrow agent designated by the Bank as such pursuant to the Escrow Instructions.

         "Escrow Instructions" means the Escrow Instructions between and among the Borrower, the Ground Lessee, the Bank and the Escrow Agent, which shall be in the form of Exhibit G hereto.
         "Event of Default" shall have the meaning set forth in Section 9.1.

         "Fee Mortgage" means the Mortgage, Security Agreement and Fixture Financing Statement dated as of the date hereof from the Borrower to the Bank pursuant to which the Borrower grants to the Bank a first priority security interest in the Property to secure repayment of the Loan and as further provided therein, subject to no liens or encumbrances except as set forth on Exhibit C annexed hereto, which Fee Mortgage shall be in the form attached hereto as Exhibit D.

         "Fixed Rate" means the per annum interest rate equal to (i) the Bank's cost of funding for the relevant Interest Period plus (ii) eight-tenths of one percent (.8%) per annum, offered by the Bank and accepted by the Borrower pursuant to Section 2.5 hereof, not later than 11:00 A.M. New York City time on the date of commencement of the relevant Interest Period.

         "Ground Lease" means the Ground Lease Agreement dated as of October 4, 2001 between Ground Lessee and the Borrower pursuant to which the Borrower shall lease the Property to the Ground Lessee.

         "Ground Lessee" means IKEA Property, Inc., a corporation organized under the laws of the State of Delaware, which is the lessee of the Property under the Ground Lease.

         "Guarantor" means IKEA Holding US, Inc., a corporation organized under the laws of the State of Delaware, which owns, directly or indirectly, all of the capital shares of the Ground Lessee.

         "Guaranty" means the Guaranty Agreement dated as of October 4, 2001 from the Guarantor to the Borrower, pursuant to which the Guarantor guaranties the Ground Lessee's obligations under the Ground Lease.

         "Indemnity Agreement" means the Environmental Indemnity Agreement dated as of the date hereof pursuant to which the Borrower agrees to indemnify the Bank with respect to hazardous and toxic substances in the form attached hereto as Exhibit B.

         "Inducement Certificate" shall mean a certificate dated the date hereof, setting forth certain representations to the Bank by the transferor of the Property to the Borrower, with respect to the financial condition, business, assets and liabilities, and other relevant information as may be requested by the Bank concerning such transferor and its affiliates and the circumstances of such transfer.

 "Interest Payment Date" means the earlier of (i) the last day of each Interest Period or (ii) the date one month following the Drawdown Date and each date one month following the previous Interest Payment Date.

         "Interest Period" means the period commencing on the Drawdown Date or the last day of the Interest Period then ending and (i) if the Borrower has elected that the Applicable Rate shall be an LIBOR Rate, having a duration of one, two, three, six or twelve months and (ii) if the Borrower has elected that the Applicable Rate shall be a Fixed Rate, having a duration of over 12 months up to 120 months, as the Borrower shall designate pursuant to Section 2.5 hereof. Notwithstanding the foregoing, (a) the last Interest Period commencing prior to the Maturity

Date shall end on the Maturity Date, (b) any Interest Period that would otherwise end on a day that is not a Banking Day shall be extended to the next succeeding Banking Day unless that Banking Day falls in another calendar month in which case the Interest Period shall end on the first preceding Banking Day,
(c) any Interest Period that begins on the last Banking Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall also end on the last Banking Day of a calendar month, and (d) notwithstanding anything in this definition to the contrary, "Interest Period" shall also mean with respect to any amounts in default, such periods as the Bank shall elect.

         "LIBOR" means the per annum interest rate at which Dollar deposits in the amount of the Loan outstanding as of the commencement of the relevant Interest Period are offered for such Interest Period as stated on Telerate page 3750 fixed at approximately 11:00 A.M. London time on the date three Banking Days prior to the commencement of the relevant Interest Period.

         "LIBOR Rate" means the rate per annum equal to (i) one-, two-, three-, six- or twelve-month LIBOR, as the Borrower may elect pursuant to Section 2.5 hereof, plus (ii) eight-tenths of one percent (.8 %) per annum.

         "Loan" means the aggregate principal amount of USD 68,000,000 advanced by the Bank to the Borrower hereunder or, where the context may require, the amount thereof then outstanding.

         "Loan Documents" means this Agreement the Note, the Security and any certificates or documents given in connection with the transactions contemplated hereby or thereby.

         "Maturity Date" means the date which is ten (10) years after the Drawdown Date.

         "Net Worth" means the excess of the Borrower's assets over its liabilities determined as of the end of each fiscal year in accordance with United States generally accepted accounting principles consistently applied.

         "Note" means the promissory note of the Borrower evidencing the Loan in the form attached hereto as Exhibit E.

         "Property" means the lands and any improvements and fixtures thereon, in the town of Paramus, New Jersey (comprising approximately 30 acres) described on Exhibit A to the Fee Mortgage, on which the Ground Lessee intends to develop a retail store facility.

         "Security" has the meaning set forth in Section 8.1.

         "USD" means dollars in the lawful money of the United States of America.

2. The Loan.

         2.1 AGREEMENT TO LEND. Subject to the terms and conditions of this Agreement, the Bank agrees to advance the Loan to the Borrower as provided below.

         2.2 PURPOSE OF LOAN. The Borrower shall use the proceeds of the Loan to refinance indebtedness secured by the Property in connection with transfer of the Property to the Borrower to facilitate the Ground Lease and for general business purposes of the Borrower.

         2.3 METHOD OF DISBURSEMENT. The Borrower shall borrow the Loan in one advance on the Drawdown Date, provided that the Borrower shall have given the Bank Notice of Borrowing in the form of Exhibit F hereto setting forth the proposed Drawdown Date not later than 11:00 a.m., New York City time, three Banking Days prior thereto. The Loan shall be advanced in immediately available funds to such account as the Borrower shall specify by notice given to the Bank prior to the Drawdown Date.

         2.4      INTEREST.

                  (a) The Borrower agrees to pay to the Bank interest on the Loan outstanding from time to time at a rate per annum (subject to Section 2.4(b)) equal to the Applicable Rate. Accrued interest shall be payable in arrears on each Interest Payment Date.

                  (b) Notwithstanding anything to the contrary contained herein, upon the occurrence of an Event of Default, the Borrower shall, upon notice by the Bank (effective upon receipt) pay on demand default interest on the Loan outstanding, from the date of such default to the date the default is cured by the Borrower, at a rate which is two percent (2%) above the Applicable Rate (the "Default Interest Rate").

                  (c) All interest hereunder shall accrue on the basis of a 360-day year and actual days elapsed and shall accrue from and including the first day of an Interest Period to but not including the last day of an Interest Period.
                  (d) The yearly rate of interest which is equivalent to the Applicable Rate in effect from time to time is the product of:

                           (i) the Applicable Rate then in effect (which is based upon a 360-day year); and

                           (ii) the number of days in the current calendar year (365 or 366, as the case may be) divided by 360.

         2.5 ELECTION OF APPLICABLE RATE. Unless hereinafter specified in this Section 2.5, prior to the Drawdown Date the Borrower, by notice to the Bank consented to by the Ground Lessee, shall elect an LIBOR Rate or a Fixed Rate and specify the duration of the first Interest Period (that is, (i) in the case of an LIBOR Rate, one, two, three, six or twelve months, or (ii) in the case of a Fixed Rate, a duration of over 12 months up to 120 months). Thereafter, on the date (i) three Banking Days prior to the end of each Interest Period (in the case of a LIBOR Rate), or (ii) which is the last day of each Interest Period (in the case of a Fixed Rate), the Borrower, with the consent of the Ground Lessee, shall specify the duration of the next Interest Period (that is, (i) in the case of a LIBOR Rate, one, two, three, six or twelve months, or (ii) in the case of a Fixed Rate, a duration of over 12 months up to 120 months). The Interest Period elected shall not extend beyond the Maturity Date.

         2.6 REPAYMENT OF THE LOAN. The Borrower shall repay the Loan in one installment of USD 68,000,000 on the Maturity Date. All outstanding principal amount of the Loan, together with accrued but unpaid interest, fees, loan funding or breakage losses, and expenses owing with respect to the Loan, shall be finally due and payable on the Maturity Date.

         2.7      PAYMENT PROCEDURES.

                  (a) All sums payable to the Bank hereunder or to the Bank under any document contemplated hereby, shall be payable in New York, New York in USD by wire transfer in immediately available funds without set-off or counterclaim not later than 1:00 p.m. New York time on the day in question to the account of the Bank at such place as the Bank may specify from time to time by written notice to the Borrower and the Escrow Agent.

                  (b) If any payment of principal or interest would otherwise be payable on a day which is not a Banking Day, such payment shall be payable on the next succeeding Banking Day, and such extension shall be included in the computation of interest.

                  (c) If at any time the Borrower is required by law to make any deduction or withholding in respect of any taxes, duties or other charges from any payment due hereunder, the sum due from the Borrower in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Bank receives and retains a net sum equal to the sum that it would have received had no such deduction or withholding been required to be made. The Borrower shall promptly deliver to the Bank receipts, certificates or other proof evidencing the amounts (if any) paid or payable in respect of such deduction or withholding.

                  (d) Payments to the Bank pursuant to this Agreement shall be made by the Escrow Agent in accordance with the Escrow Instructions to the extent of funds available thereunder for such payments. Any deficiency in such available funds shall be paid to the Bank directly by the Borrower.

         2.8 PREPAYMENT OF LOAN. The Borrower may at its option prepay the Loan, in whole, at any time, together with accrued interest thereon to the date of prepayment, subject to the following: (a) the Borrower shall give the Bank irrevocable notice of such prepayment (effective on receipt) not less than three Banking Days prior thereto; (b) amounts prepaid may not be reborrowed; and (c) the Borrower shall pay to the Bank together with such prepayment an amount equal to all funding losses and costs incurred by the Bank as a result of the prepayment as such funding losses and costs shall be determined by the Bank and notified to the Borrower. The Bank, upon becoming entitled to be paid funding losses and costs shall deliver a certificate to the Borrower certifying as to such amounts and, in the absence of manifest error, such certificate shall be conclusive and binding for all purposes.

         2.9 LOAN ACCOUNT. The Bank shall open and maintain on its books a loan account in the Borrower's name which shows the advance of the Loan, repayments, the computation and payment of interest, and other amounts due and sums paid hereunder. Such loan account shall be conclusive and binding on the Borrower as to the amount at any time due from the Borrower, absent manifest error.

3. Funding and Yield Protection.

         3.1 SUBSTITUTE INTEREST RATE. If on or before the date on which the LIBOR Rate is to be determined for any Interest Period, the LIBOR Rate for periods equal to the relevant Interest Period are not being offered to the Bank in New York or the LIBOR Rate does not accurately reflect the Bank's cost for making the loan for any reason whatsoever, or if the Borrower has failed to elect the Applicable Rate for any reason, then (i) the Bank shall promptly give notice of such determination to the Borrower and (ii) the Bank's obligation to make the Loan at the LIBOR Rate shall be suspended until the Bank gives notice to the Borrower that the circumstances giving rise to such determination no longer exist. The parties shall immediately thereafter enter into negotiations in good faith with a view to agreeing on an alternate mutually acceptable basis of determining the interest rate to be applicable to the Loan. If at the expiry of thirty (30) days from the date of such notice no alternate basis has been agreed upon, then the Bank shall specify an alternate interest rate and interest period and set forth the terms thereof in a notice to the Borrower in which the Bank shall certify that in its reasonable judgment such terms generate for the Bank a yield approximately equivalent to that provided for in this Agreement (which terms shall thereupon be conclusive and binding, absent manifest error, on the Borrower retroactively from the beginning of the period for which such notice was given). The foregoing procedure shall be repeated if the circumstances that made it necessary continue beyond the interest period set in accordance with such procedure.

         3.2 INCREASED COSTS. If any change in any law, regulation or treaty, or in the interpretation or administration thereof by any United States, Swedish or other governmental authority or central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive (whether or not having the force of law) of any authority charged with the interpretation or administration thereof (a "Change of Law"), shall in the sole determination of the Bank:

                  (a) subject the Bank to any tax, levy or other governmental charge with respect to this Agreement, the Escrow Instructions, the Loan or its obligation to make the Loan or change the basis of taxation of payments by the Borrower to the Bank in respect of this Agreement or the Loan (other than any tax on or measured by the overall net income of the Bank); or

                  (b) impose, modify or hold applicable any reserve, special deposit or similar requirement against assets of, deposits or other liabilities of or for the account of, or loans or commitments by, the Bank with respect to the Loan; or

                  (c) impose on the Bank any other condition with respect to this Agreement, the Escrow Instructions or the Loan or its obligation to make the Loan; and the result of any of the foregoing is to increase the cost to the Bank of making or maintaining the Loan or to reduce the amount of any sum received or receivable by the Bank under this Agreement, the Escrow Instructions, or the Note, then the Bank shall notify the Borrower of such increased cost or reduced amounts and the Borrower shall pay to the Bank on demand from time to time such additional amounts as may be necessary to reimburse the Bank for such increased cost or to compensate the Bank for such reduced amounts.

         3.3 RESERVES. If at any time by reason of Regulation D of the Board of Governors of the Federal Reserve System (including any successor thereto), as revised from time to time, the Bank is required in its judgment to maintain reserves with respect to LIBOR Rate liabilities, then the Bank shall notify the Borrower of such requirement and upon demand by the Bank, the Borrower shall immediately pay to the Bank, from time to time as specified by the Bank, amounts which shall be sufficient to compensate the Bank for the cost of maintaining reserves against the deposits or other funds obtained by the Bank to make or maintain the Loan.

         3.4 CAPITAL ADEQUACY. If in the Bank's judgment any Change of Law regarding capital adequacy has the effect of reducing the rate of return on the Bank's capital as a consequence of its commitment hereunder or its making of the Loan pursuant to this Agreement to a level below that which the Bank could have achieved but for such Change of Law (taking into consideration the Bank's policies with respect to capital adequacy) by an amount deemed by the Bank to be material, then the Bank shall notify the Borrower of such change of law and upon demand by the Bank, the Borrower shall pay to the Bank, from time to time as specified by the Bank, such additional amount or amounts which shall be sufficient to compensate Bank for such reduction in respect of its commitment to the Borrower hereunder, or its advance of the Loan.

         3.5 ILLEGALITY. Notwithstanding any other provision of this Agreement, if the Bank determines that any Change of Law makes it unlawful to fund the Loan at an Applicable Rate, or otherwise to make or maintain the Loan or to receive any amount payable under this Agreement, or the Note, then (i) the Bank shall give notice of such determination to the Borrower, and (ii) the Borrower shall either convert the Loan to another Applicable Rate selected by the Bank (as to which the Bank shall certify that in its reasonable judgment such rate generates for the Bank a yield approximately equivalent to that provided for in this Agreement and which rate shall thereupon be conclusive and binding, absent manifest error, on the Borrower retroactively from the beginning of the period for which such notice was given), or prepay the Loan in full, together with interest accrued to the date of prepayment, on the last day of the current Interest Period or, if the Bank determines that such law, regulation, treaty or change requires such conversion or prepayment prior to such date, on demand of the Bank.

         3.6 FUNDING LOSSES. Except as permitted under Section 2.7(b) hereof, if the Borrower (i) fails to fulfill the conditions set forth in Section 7 by the times specified for their fulfillment; (ii) fails to pay as and when due any payment of principal or interest on the Loan, or (iii) makes any payment of principal on the Loan other than on the last day of an Interest Period (including a payment by reason of the Bank's receipt of casualty insurance proceeds, a condemnation award or the sale of the Property pursuant to the Ground Lessee's purchase option contained in the Ground Lease prior to the Maturity Date, or otherwise), then the Borrower shall pay the Bank the amount of any losses, costs and expenses reasonably incurred as a consequence thereof, including any loss of margin or expenses incurred in liquidating or re-employing deposits or other funds acquired to make the Loan.

4. Expenses.

         The Borrower shall, whether or not the Loan is advanced, reimburse the Bank on demand for all reasonable costs and expenses incurred by the Bank in connection with its negotiation, preparation and execution of this Agreement, the Security and the other documentation hereunder (including any amendments, waivers or consents required during the term hereof), including without limitation, the reasonable fees and expenses of counsel for the Bank and of other professional advisers and all out-of-pocket costs, incurred in the administration and enforcement of and preservation of its rights under this Agreement and the Security and in the determination of whether there has occurred an Event of Default or an event that, with the giving of notice or the passing of time, or both, would constitute an Event of Default. Such expenses shall be reimbursed whether or not the Bank gives notice of such Event of Default or event or demands acceleration of the Loan or takes other action to enforce the provisions of this

Agreement. All such expenses shall bear interest at the Applicable Rate from the date of invoicing thereof by the Bank to the Borrower and until paid by the Borrower.

5. Representations and Warranties.

         The Borrower hereby represents and warrants to the Bank as follows:

         5.1 ORGANIZATION OF BORROWER. The Borrower is a limited liability company duly organized and validly existing under the laws of its jurisdiction of formation.

         5.2 POWER AND AUTHORITY. The Borrower has full legal right, power and authority to carry on its present business, to own its property and assets and to perform its obligations hereunder, under the Escrow Instructions and under the Security, and is licensed, registered and qualified to own such property and carry on its business.

         5.3 AUTHORIZATION OF BORROWING. All appropriate and necessary action has been taken by the Borrower to authorize the execution and delivery of this Agreement, the Escrow Instructions and the Security and to authorize the performance and observance of the terms hereof and thereof.

         5.4 AGREEMENTS BINDING. Assuming due execution and delivery by the parties thereto other than the Borrower, this Agreement, the Escrow Instructions and the Note constitute, and the Security when executed and delivered pursuant hereto will constitute, the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms. The execution, delivery and performance of this Agreement, the Note, the Escrow Instructions and the Security will not result in a violation of the constituent governing instruments of the Borrower or any resolutions adopted by the members of the Borrower, violate any provision of law or other governmental directive (assuming that no such violation will occur as a result of the status or capacity or any activity of the Bank), or conflict with or result in the breach of any provision of any agreement to which the Borrower is a party or by which it or any of its property or assets is bound, and will not constitute a default or an event that with the giving of notice or the passing of time, or both, would constitute a default under any such agreement, or require any approval or consent of any governmental authority or agency having jurisdiction except such as has already been obtained.

         5.5 COMPLIANCE WITH LAW. The Borrower is conducting its business and operations in all material respects in compliance with all applicable laws and directives of governmental authorities having the force of law. The Borrower has filed all tax returns required to be filed and has paid all taxes due in respect of the ownership of its assets, or the conduct of its operations except to the extent that the payment of such taxes is being contested in good faith by the Borrower, adequate reserves having been provided for the payment thereof.

         5.6 CONSENTS. All licenses, consents and approvals required from and all registrations and filings required to be made with any governmental or other public body or authority to authorize the performance by the Borrower of its obligations under this Agreement, the Note, the Escrow Instructions and the Security have been obtained and effected.

         5.7 LITIGATION. There are no legal actions or arbitration or other proceedings pending or, to the best of the Borrower's knowledge, threatened against the Borrower.

         5.8 OTHER OBLIGATIONS. The Borrower is not in default in any material respect in the performance, observance or fulfillment of any obligation, covenant or condition in any agreement or instrument to which it is a party or by which it is bound.

         5.9 TITLE TO PROPERTY. The Borrower has, and when it executes and delivers the Security will have, good title to the Property, free and clear of any mortgage, charge, lien, security interest or other encumbrance, whether fixed or floating (other than the liens and encumbrances described on Exhibit C annexed hereto), on any such assets and no person has any agreement or right to acquire an interest in such assets other than as provided herein.

         5.10 SPECIAL PURPOSE ENTITY REPRESENTATIONS. The Borrower hereby further represents to the Bank (which representations shall survive until one year after the earlier of (x) the end of the term of the Agreement or (y) repayment of the Loan and all amounts due under this Agreement), as follows:

                  (a) the Borrower has not and will not change its organizational documents in any material term or manner, or in a manner which adversely affects the Borrower's existence as a single purpose entity;

                  (b) to the fullest extent permitted by law, the Borrower has not and will not enter into any transaction of merger or consolidation, or liquidate or dissolve itself (or suffer any liquidation or dissolution), or acquire by purchase or otherwise all or substantially all the business or assets of, or any stock or other evidence of beneficial ownership of, any entity;

                  (c) except as provided for in the Loan Documents, the Borrower has not and will not guarantee, pledge its assets for the benefit of, or otherwise become liable on or in connection with any obligation of any other entity or person;

                  (d) the Borrower has and will not own any material asset other than (i) the Property and (ii) incidental personal property necessary for the operation of the Property, and the Borrower shall not form, acquire or hold any subsidiary;

                  (e) the Borrower has not engaged, is not engaged and will not engage, directly or indirectly, in any business other than the ownership, management and operation and maintenance of the Property;

                  (f) the Borrower has not and will not enter into any contract or agreement with any affiliate (singularly, "Affiliate" and collectively, "Affiliates") of the Borrower, including the Member (as defined in the Borrower's LLC agreement (the "LLC Agreement") as of the date hereof, except upon terms and conditions that are intrinsically fair, commercially reasonable and substantially similar to those that would be available on an arms-length basis with third parties other than any Affiliates;

                  (g) the Borrower has not incurred and will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) the Loan, (ii) trade payables incurred in the ordinary course of its respective business of owning and operating the Property and the routine administration of the Borrower, which do not in the aggregate exceed $100,000, and which are not more than 60 days past the date incurred and which amounts are normal and reasonable under the circumstances, provided such liabilities are not evidenced by a note and are paid when due, and (iii) such other liabilities that may be permitted pursuant to the Fee Mortgage, and no debt other than the Loan may be secured (whether senior, subordinate or pari passu) by the Property;

                  (h) the Borrower has not made and will not make any loans or advances to any entity or person (including any Affiliates);

                  (i) the Borrower is currently and in the future shall remain solvent and shall pay its debts from its own assets as the same shall become due (to the extent it has assets available for such purpose);

                  (j) the Borrower has done or caused to be done and will do all things necessary to preserve its limited liability company existence and will observe in all material respects all formalities applicable to it;

                  (k) the Borrower will conduct and operate its business as presently conducted and operated;

                  (l) the Borrower has and will maintain its financial statements, books and records and bank accounts, separate from those of its Affiliates or any other person or entity; the Borrower's assets and liabilities have not and shall not be listed as assets and liabilities on the financial statements of any other entity, except that the assets and liabilities of the Borrower may be listed on the consolidated financial statements of Alexander's, Inc. and its consolidated subsidiaries, and except as required by generally accepted accounting principles; and the Borrower shall prepare unaudited quarterly and annual financial statements which shall substantially comply with generally accepted accounting principles;

                  (m) the Borrower is and will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliates); the Borrower shall not identify itself as a division of any other entity or person and shall correct any known misunderstanding regarding its separate identity; and the Borrower shall conduct business in its own name;

                  (n) the Borrower will maintain sufficient employees (which may be no employees) and currently maintains and intends to maintain in the future adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated respective business operations;

                  (o) to the fullest extent permitted by law, the Borrower will not seek its dissolution or winding up, in whole or in part;

                  (p) the Borrower will not commingle its funds and other assets with those of any Affiliate or any other entity or person;

                  (q) the Borrower has and will maintain its assets in such a manner that it is not prohibitively costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or any other entity or person;

                  (r) the Borrower does not and will not hold itself out to be responsible for the debts or obligations of any Affiliate or any other entity or person except to the extent required by the Loan Documents;

                  (s) the Borrower will not do any act which would make it impossible for it to carry on its ordinary business;

                  (t) the Borrower will establish and maintain its office through which its business will be conducted separate and apart from those of its Affiliates or shall allocate fairly and reasonably any overhead and expense for shared office space with its Affiliates;

                  (u) the Borrower will pay any of its liabilities out of its own funds, including any salaries of its employees, not out of funds of any Affiliate;

                  (v) the Borrower will use stationery, invoices, and checks separate from its Affiliates;

                  (w) the Borrower will not possess or assign the Property or incidental personal property necessary for the operation of the Property for other than a business or company purpose;

                  (x) the Borrower will not sell, encumber or otherwise dispose of all or substantially all of the Property or incidental personal property necessary for the operation of the Property, except as permitted by the Fee Mortgage;

                  (y) the Borrower will not hold title to its assets (including the Property) other than in its name;

                  (z) the Borrower will at all times have at least one Independent Director (as defined in the LLC Agreement dated as of August 24,
2001); in the event of death, incapacity, resignation or removal of an Independent Director, the Member shall immediately replace such Independent Director with another Independent Director; and no action of the Borrower which requires the consent of the Independent Director as provided in the LLC Agreement shall be taken in the absence of an affirmative vote of the Independent Director;

                  (aa) the Borrower will not acquire the obligations or securities of any Affiliates, including the Member;

                  (bb) the Borrower will not, without the unanimous consent of its directors, including the affirmative vote of the Independent Director, institute proceedings to be adjudicated bankrupt or insolvent; or consent to the institution of bankruptcy or insolvency proceedings against it; or file a petition seeking, or consent to, reorganization or relief under any applicable federal or state law relating to bankruptcy; or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) for a substantial part of its property; or make any assignment for the benefit of its creditors; or admit in writing its inability to pay its respective debts generally as they become due; or take any action in furtherance of any such action;

                  (cc) the LLC Agreement (Section 5(c)) provides that upon the occurrence of any event that causes the Member to cease to be a member of the Borrower (with certain limited exceptions) the Independent Director shall, without any action of any person and simultaneously with the Member ceasing to be a member of the Borrower, automatically be admitted to the Borrower as a Special Member (as defined in the LLC Agreement dated as of August 24, 2001) and shall continue the Borrower without dissolution; the LLC Agreement also provides that no

Special Member may resign from the Borrower or transfer its rights as a Special Member unless (i) a successor Special Member has been admitted to the Borrower by executing a counterpart to the LLC Agreement, and (ii) such successor has also accepted its appointment as Independent Director pursuant to Section 10 of the LLC Agreement, provided, however, a Special Member shall automatically cease to be a member of the Borrower upon the admission to the Borrower of a substitute Special Member;

                  (dd) the membership interests in Borrower are non-transferable and not subject to any pledge;

                  (ee) the provisions of this Section have been incorporated into the Borrower's constituent governing instruments, with requisite authorization by the Borrower's sole Member for the same, and require unanimity action of the Independent Director for any bankruptcy, dissolution, liquidation, merger, consolidation or change from the provisions set forth in this Section 5.10;

                  (ff) the Borrower has no contracts other than arms-length agreements with unaffiliated providers of professional services and the agreements contemplated by this Agreement, except for the following: a Management and Development Agreement dated as of the 6th day of February, 1995, between Alexander's, Inc. on behalf of various subsidiaries, and Vornado Realty Trust, as Manager (as heretofore modified and amended, the "Management Agreement") and a Real Estate Retention Agreement dated July 20, 1992 between Vornado, Inc. and Keen Realty Consultants Inc., as consultants, and Alexander's, Inc. and certain subsidiaries (as heretofore modified and amended, the "Agency Agreement"); and

                  (gg) the Borrower has not co-mingled assets with any Affiliates and shall not use any assets or Loan proceeds to pay or guaranty any debts of its stockholder(s) or any affiliated entity (provided that the foregoing shall not restrict the Borrower from distributing Loan proceeds (as a distribution or loan) to its member or an affiliated entity for such purposes).

6. Covenants.

         The Borrower hereby covenants to the Bank that, until the Loan and all amounts payable hereunder are indefensibly repaid to the Bank, the Borrower shall perform the following obligations or the following conditions shall remain true and correct, as applicable:

         6.1 INSPECTION; ENVIRONMENTAL STATUS. The Borrower shall permit the Bank and its representatives, upon notice to the Borrower, at all reasonable times to inspect the Property, and the Borrower's activities, books of account and records and shall cause its representatives, employees and accountants to give their full cooperation and assistance in connection with any visits by or financial conferences with the Bank or its representatives. The Borrower shall cause the Property to be maintained free from hazardous substances and environmental contaminants in accordance with the Ground Lease and the Indemnity Agreement and shall provide, or cause to be provided, to the Bank from time to time such information as the Bank may reasonably request (which may include updated environmental inspections or surveys) with respect to the environmental condition of the Property.

         6.2      NOTICE. The Borrower shall promptly give notice to the Bank of
(i) any dispute between the Borrower and any governmental authority with respect to payment of taxes or any other matter if such dispute involves potential liability to the Borrower of USD 100,000 or more; (ii) the occurrence of any Event of Default or event that, with the giving of notice or the passing of time, or both, would constitute an Event of Default hereunder; and/or (iii) the occurrence of any default or breach or other event that, with the giving of notice or the passing of time, or both, would constitute an event of default or breach under any other agreement to which the Borrower is a party and which could have a material adverse effect on the Borrower's condition (financial or otherwise).

         6.3 TAXES. The Borrower shall pay and discharge, or cause to be paid and discharged, all taxes and governmental charges upon it or against any of its property or assets prior to the date after which penalties attach for failure to pay, except to the extent that the Borrower, the Ground Lessee, any subtenant of the Ground Lessee, or any mortgagee of any thereof, is contesting in good faith its obligation to pay such taxes or charges, adequate reserves having been set aside for the payment thereof. The Borrower shall make timely filings of all tax returns and all state and other governmental reports required to be filed or submitted under any applicable laws or regulations.

         6.4 OTHER OBLIGATIONS. The Borrower shall punctually pay and perform all contractual obligations hereunder and pursuant to agreements to which it is a party or by which it is bound at any time during the term of this Agreement.

         6.5 ADDITIONAL INDEBTEDNESS. The Borrower shall not, without the prior written consent of the Bank (which shall be given or withheld in the Bank's sole discretion), create, incur, assume or otherwise become liable for any indebtedness.

         6.6      FUNDAMENTAL CHANGES.

                  (a) Without the prior written consent of the Bank (which shall be given or withheld in the Bank's sole discretion) the Borrower shall not merge or consolidate with, or acquire any interest in, any other person or entity. The Borrower shall not liquidate, wind-up or dissolve itself (whether voluntarily or by operating of law), or institute any preceding for the foregoing, nor shall either cease to do or terminate its business or operations. The Borrower shall give the Bank not less than ninety (90) days prior written notice of any change of the Borrower's corporate name, the location of its principal executive offices, its jurisdiction of incorporation, or any amendment to its certificate of incorporation or by-laws.

                  (b) The Borrower shall not convey, sell, assign, transfer, pledge, lease, encumber, hypothecate or grant a security interest in or otherwise dispose of the Property (except pursuant to the Ground Lessee's purchase option pursuant to Section 46 of the Ground Lease), the Ground Lease or rents thereunder, or any interest in any of the foregoing.

         6.7      NET WORTH. The Borrower shall maintain a positive Net Worth.

         6.8 LEASE AND SUBLEASE COVENANTS. Without the prior written consent of the Bank (which may be granted or withheld in the Bank's sole discretion, except as otherwise hereinafter provided), the Borrower shall not consent to any sublease, assignment, amendment, modification or termination of the Ground Lease. Any assignment of the Ground Lease by the Ground Lessee will require the Bank's prior written consent. The Bank will not unreasonably withhold its consent to subleases of the Property at fair market rents which meet the criteria for subleases set forth in the Ground Lease, and, if such consent is given, will (i) grant sublessees recognition and non-disturbance and
(ii) permit sublessee leasehold financing and recording of a mortgage securing such subleasehold financing; provided that the Ground Lessee shall have provided the Bank with (a) reasonably detailed information regarding the proposed sublessee, (b) a term sheet which details the principal terms for the proposed sublease, (c) financial statements for the proposed sublessee, (d) the location of any sublease improvements on the Property, and (e) the form of the proposed sublease; and provided, further, that the only grounds for withholding consent by the Bank shall be a lack of long-term financial viability of the proposed sublessee or a proposed use of the Property by the sublessee which is environmentally sensitive. The Bank's prior written approval shall be required as to the location of any improvements on the Property by a sublessee to the extent the same differs from the Ground Lessee's proposed subtenant locations attached as Exhibit H hereto and the Bank shall not be required to consent to more than two such subleases of the Property in effect at any one time. This provision is material inducement for the Bank extending the Loan to the Borrower.

         6.9 ENCUMBRANCES. Except for the Fee Mortgage, the Ground Lease and the Assignment, the Borrower shall not permit the Property, the Ground Lease or the Ground Lease Rents to be subject to any liens, charge, encumbrance or other security interest without the prior written consent of the Bank; provided that the foregoing restrictions shall not apply to (i) liens for taxes, assessments or other governmental charges or levies if the same shall not at the time be delinquent; (ii) liens arising out of pledges or deposits under workman's compensation laws, unemployment insurance, old age pensions, or social security or retirement benefits or similar legislation; (iii) liens of contractors, mechanics, materialmen, carriers, landlords and other similar common law or statutory liens arising in the ordinary course of business; (iv) mortgages to finance construction of improvements as described on Exhibit C to this Agreement; and (v) sublease financing consented to by the Bank.

         6.10 CONTINUING SPECIAL PURPOSE ENTITY REPRESENTATIONS. The Borrower shall take or refrain from taking, as the case may be, all such actions as may be necessary so that the representations of the Borrower in Section 5.10 hereof shall continue to be true and correct for the period specified therein.

         6.11 CERTAIN PROCEEDS. Subject to the rights of sublessees and subleasehold financings which have been approved by the Bank, the Borrower shall, if required by the Bank, pay to the Bank, to be applied by the Bank to prepay the Loan: (x) any condemnation award on the

Property used for Ground Lessee's purposes with respect to (i) 25% or more of such portion of the Property or (ii) less than 25% of such portion of the Property, unless the Ground Lessee shall demonstrate to the reasonable satisfaction of the Bank that the Ground Lessee's use of the remaining Property for Ground Lessee's intended use remains financially viable; (y) any casualty insurance proceeds from destruction of 25% or more of the Ground Lessee's Property improvements; and (z) any purchase price proceeds from the Ground Lessee's exercise of its purchase option pursuant to Section 46 of the Ground Lease (such payment in any case not to exceed the amounts due and payable hereunder).

         6.12 ESCROW. The Borrower will take such action as on its part may be required to maintain the Escrow Instructions in effect and to perform its obligations thereunder.

7. Conditions of Loan Advance.

         The obligation of the Bank to advance the Loan is subject to the Bank's prior receipt, in form and substance satisfactory to the Bank, of the following:

                  (a) Due execution and delivery by the appropriate parties thereto of the Agreement, the Note, the Ground Lease, the Guaranty, the Escrow Instructions, the Environmental Indemnity, the Security and the Inducement Letter.

                  (b) Evidence of the authority of the persons executing this Agreement, the Note, the Ground Lease, the Guaranty, the Escrow Instructions, the Environmental Indemnity, the Security, the Inducement Certificate and the other documents contemplated herein and therein, together with specimen signatures of such persons.

                  (c) A certified copy of the constituent documents, each as amended to date, and a certificate of good standing issued by the Secretary of State of the jurisdiction of organization, for each of the Borrower, the Ground Lessee and the Guarantor.

                  (d) Certified copies of all necessary resolutions of the Members or Boards of Directors and stockholders, as the case may be, of each of the Borrower, the Ground Lessee and the Guarantor, as the case may be, approving the terms of this Agreement, the Ground Lease, the Guaranty and the other Security and the transactions contemplated by this Agreement.

                  (e) A duly completed Notice of Borrowing substantially in the form of Exhibit F from an authorized officer of the Borrower.

                  (f) The Security shall have been executed and delivered and all filings or recordings necessary or desirable in connection therewith shall have been made.

                  (g) Such opinions of counsel to the Borrower, the Ground Lessee and the Guarantor as the Bank may request.

                  (h) Such evidence as the Bank may require of the Bank's first priority security interest in the Property, the Ground Lease and rents under the Ground Lease, and the Guaranty, in each case subject to no prior liens or encumbrances other than those set forth on Exhibit C annexed hereto.

                  (i) The Bank's receipt of a current survey of the Property showing only encroachments and easements as are satisfactory to the Bank.

                  (j) The Bank's receipt of an Environmental Indemnity Agreement from Borrower to the Bank, which shall (a) be prepared by the Bank's legal counsel, (b) be in form and substance satisfactory to the Bank and its legal counsel, (c) be non-recourse to Borrower and its stockholders, directors, officers and affiliates and (d) provide that any claim thereunder must be brought within one year after (i) repayment in full of the Loan or (ii) the Bank's sale of the Property after obtaining title thereto.

                  (k) The Bank's receipt of a policy of mortgagee title insurance from First American Title Insurance Company of New York, Inc. showing marketable title in Borrower and insuring the Fee Mortgage as a first lien and the Ground Lease as a second lien on the Property, with endorsements (if available) as to (i) the non-recharacterization of the Ground Lease or the Loan Documents, and (ii) excluding any creditors' rights exceptions.

                  (l) Payment of the fees and expenses of the Bank's legal counsel with respect to negotiation and documentation of this Agreement and the transactions contemplated hereunder.

                  (m) Such other consents, approvals, instruments, documents and further assurances relating to this Agreement and the Security as the Bank may require.

         The conditions set forth in this Section 7 are inserted for the sole benefit of the Bank and may be waived by the Bank, in whole or in part (with or without terms or conditions to such waiver).

8. Security.

         8.1 DELIVERY OF SECURITY. The Borrower, the Ground Lessee and the Guarantor, as the case may be, shall execute and deliver, or cause to be executed and delivered, to the Bank the following:

                  (a) the Fee Mortgage;

                  (b) the Ground Lease;

                  (c) the Guaranty; and

                  (d) the Assignment;

as continuing collateral security for the performance by the Borrower of all of its obligations hereunder (the "Security").

         8.2 REGISTRATION. The Borrower shall, at its expense, register, file or record the Security in all offices where such registration, filing or recording is necessary or of advantage to the creation, perfection and preserving of the Security applicable to it including, without limitation, any land registry offices; provided, however, that the foregoing obligation of the Borrower shall only apply whenever the Borrower is requested to do so by the Bank. The Borrower shall renew such registrations, filings and recordings from time to time as and when required to keep them in full force and effect whenever the Borrower is requested to do so by the Bank. The forms of the Mortgage and the Assignment and statements have been prepared, and where appropriate registered and filed, based upon the laws of New Jersey applicable thereto in effect at the date hereof, and the parties hereto acknowledge that such laws may change. The Bank shall have the right to require that any such forms be amended and/or re-filed to reflect any changes in such laws, whether arising as a result of statutory amendments, court decisions or otherwise, in order to confer upon the Bank the security interests intended to be created thereby, except that in no event shall the Bank require that any such amendment be effected if the result thereof would be to grant the Bank greater rights than is otherwise contemplated herein, impose on the Borrower materially greater obligations than imposed hereunder, or deprive the Borrower of any material rights hereunder.

         8.3 AFTER-ACQUIRED PROPERTY AND FURTHER ASSURANCES. The Borrower shall from time to time execute and deliver all such further deeds or other instruments of conveyance, assignment, transfer, mortgage, pledge or charge in connection with all assets acquired by the Borrower after the date hereof and intended to be subject to the security interests created hereby including any insurance thereon; provided, however, that the foregoing obligation of the Borrower shall only apply whenever the Borrower is requested to do so by the Bank.

9. Events of Default.

         9.1 EVENTS OF DEFAULT. Each of the following events and occurrences shall constitute an Event of Default under this Agreement:

                  (a) the Borrower fails to make payment (i) with respect to interest or principal, within five (5) days of the due date thereof, or (ii) with respect to any other amount the Borrower is obligated to pay under this Agreement, within ten (10) days after a request for payment therefor by the Bank, or (iii) the Borrower or the Ground Lessee fails to make payment when the same is due and payable (subject to any applicable grace periods thereunder) of any amount that the Borrower or the Ground Lessee, as the case may be, is obliged to pay under the Escrow Instructions or the Security;

                  (b) any representation or warranty made by the Borrower herein or with regard hereto (including the Security), by the Ground Lessee in or with regard to the Ground Lease, or by the Guarantor in or with regard to the Guaranty, in any way shall have been incorrect or misleading in any material respect when made or confirmed, or any certificate or opinion of any thereof or its counsel furnished hereunder proves to have been false or misleading as of its date in any material respect, and the facts giving rise to such misrepresentation or breach of warranty remain uncorrected thirty (30) days after notice thereof from the Bank to the Borrower;

                  (c) failure to perform or violation of any provision of this Agreement (other than paragraphs (a), (j), (k) or (l) of this Section 9.1) or the Security, by the Borrower, the Ground Lessee or the Guarantor, as the case may be, which failure or violation is not remediable or, if remediable, continues unremedied for a period of thirty (30) days after notice thereof from the Bank to the Borrower, the Ground Lessee or the Guarantor, as the case may be (unless such failure or violation cannot by its nature reasonably be remedied within such thirty (30) day period, in which case no Event of Default shall occur so long as the Borrower, the Ground Lessee or the Guarantor, as the case may be, promptly commences to remedy the same within such thirty (30) day period and diligently and continuously prosecutes the same to completion);

                  (d) an Event of Default or default shall occur and be continuing under the Security, or (subject to any applicable grace or cure period stipulated therein) any other agreement, document or instrument executed and delivered to the Bank by the Borrower, the Ground Lessee, or the Guarantor relating to any of its obligations under any of the Loan Documents;

                  (e) any of the Security ceases to be in full force and effect;

                  (f) termination of Ground Lease, the occurrence of an Event of Default under the Ground Lease or the assignment of the Ground Lease to any party not acceptable to the Bank acting in its sole discretion, or if the Ground Lessee or another entity related to the Ground Lessee acceptable to the Bank is not the lessee in occupancy under the Ground Lease of the portion of the Property identified on Exhibit H hereto to be occupied by the Ground Lessee;

                  (g) any governmental registration or approval granted or required in connection with this Agreement or that materially affects the Security is terminated or revoked or modified in any manner unacceptable to the Bank;

                  (h) the Borrower, the Ground Lessee or the Guarantor fails to pay any principal or interest due (subject to any applicable grace or cure period stipulated therein) in respect of indebtedness for borrowed money under any other agreement or document evidencing, securing, guaranteeing or otherwise relating to thereto (unless the same is subject to any bona fide contest of liability therefore), [or there occurs any other event of default or other event that, with the giving of notice or the passing of time (subject to any applicable grace or cure period stipulated therein), or both, would constitute an event of default on its part under any such agreement];

                  (i) any judgment or decree for money damages or for a fine or penalty in excess of USD 100,000 (or its equivalent in other currency) or an attachment or levy on any of the property of the Borrower, the Ground Lessee or the Guarantor in excess of USD 100,000 (or its equivalent in any other currency) is entered against any thereof and is not paid, discharged, bonded or stayed within thirty (30) days after knowledge such obligor of the existence of such judgment, decree, attachment or levy;

                  (j) the Borrower, the Ground Lessee or the Guarantor (i) becomes insolvent or unable to pay its debts when due, (ii) commits any act of bankruptcy, including filing a petition in any bankruptcy, reorganization, winding-up or liquidation proceeding, (iii) fails to have any such petition filed by any other party discharged within thirty (30) days, (iv) makes an assignment for the benefit of creditors, or (v) admits in writing its inability to pay its debts;

                  (k) the Borrower, the Ground Lessee or the Guarantor institutes any proceeding for its dissolution or termination;

                  (l) a moratorium shall be agreed or declared in respect of any indebtedness of the Borrower, the Ground Lessee or the Guarantor in excess of USD $100,000;

                  (m) any governmental authority or agency shall have seized, compulsorily purchased or appropriated all or a substantial part of the assets of the Borrower (other than the Property), the Ground Lessee or the Guarantor, unless such seizure, purchase or appropriation is contested in good faith by the Borrower, the Ground Lessee or the Guarantor, as the case may be, and the Borrower, the Ground Lessee or the Guarantor, as the case may be, has entered into alternative security arrangements with the Bank which are satisfactory to the Bank, in its sole discretion;

                  (n) it becomes unlawful for the Borrower, the Ground Lessee or the Guarantor to perform any material obligation hereunder or under any other document executed in connection herewith;

                  (o) the Mortgage or the Assignment shall cease to be a valid and perfected first priority security interest as against third parties;

                  (p) the Property shall not be zoned for the usage presently contemplated by the Ground Lessee (as hereinabove specified) or if as the result of a condemnation or a casualty affecting 25% or more of the Property as utilized, or contemplated to be utilized, by Ground Lessee, such usage of the Property is no longer financially viable;

                  (q) the Guarantor shall disaffirm the Guaranty or the Ground Lessee shall seek to terminate the Ground Lease; or

                  (r) any event occurs with respect to the Borrower, the Ground Lessee or the Guarantor that, in the reasonable opinion of the Bank, materially and adversely affects such entity's condition, financial or otherwise, or its ability to perform fully and punctually its obligations hereunder and under the Security and any other document contemplated hereby or thereby.

         9.2 CONSEQUENCE OF DEFAULT. If an Event of Default shall occur, the Bank may, by notice to the Borrower, declare the entire Loan together with accrued interest and any other sum payable hereunder to be immediately due and payable and the same shall thereupon become due and payable without presentment, demand, protest or notice of any kind, other than the notice specifically required by this Section 9.2, all of which are expressly waived by the Borrower. The Borrower shall also pay to the Bank default interest at the rate specified in Section 2.4(b), as well as any costs and expenses relating to an Event of Default, including the fees and expenses of counsel. If an Event of Default, or an event that with the giving of notice or the passing of time, or both, would constitute an Event of Default shall occur, the Bank shall have no further obligation to lend hereunder. No waiver of any Event of Default shall constitute a waiver of any other or any succeeding Event of Default or of the continuance of the Event of Default so waived except in accordance with the terms of such waiver. Upon an Event of Default, the Borrower shall have the option either (i) to repay all amounts due on the Loan or (ii) to deliver to the Bank a deed in lieu of foreclosure of the Property, in which case Borrower shall not challenge or raise any defenses to such deed in lieu (and shall prohibit Ground Lessee from so doing), nor shall Borrower challenge or raise any objections to the Bank's remedies under the Loan Documents.

         9.3 REMEDIES CUMULATIVE AND WAIVERS. For greater certainty, it is expressly understood and agreed that the rights and remedies of the Bank hereunder or under the Security or any instrument executed pursuant to this Agreement are cumulative and are in addition to and not in substitution for any rights or remedies provided by law or by equity; and any single or partial exercise by the Bank of any right or remedy for a default or breach of any term, covenant, condition or agreement contained in this Agreement or other document or instrument executed pursuant to this Agreement shall not be deemed to be a waiver of or to alter, affect or prejudice any other right or remedy or other rights or remedies to which the Bank may be lawfully entitled for such default or breach. Any waiver by the Bank of the strict observance, performance or compliance with any term, covenant, condition or other matter contained herein and any indulgence granted, either expressly or by course of conduct, by the Bank shall be effective only in the specific instance and for the purpose for which it was given and shall be deemed not to be a waiver of any rights and remedies of the Bank under this Agreement as a result of any other default or breach hereunder or thereunder.

         9.4 LIMITED RECOURSE OBLIGATION. Notwithstanding any other provisions hereof, the Borrower shall have no personal liability to the Bank in respect of the Loan and the Bank's remedies shall be limited to the Security, except in the case of any claim arising out of any of the following actions of the Borrower: (i) fraud or intentional misrepresentation by the Borrower or any of its Affiliates in connection with the execution and delivery of the Note or other Loan Documents; (ii) misapplication of security deposits under the Ground Lease; (iii) collection of Rents (as such term is defined in the Assignment) under the Ground Lease more than one month in advance; (iv) misapplication of casualty insurance proceeds or condemnation awards or Purchase Option sale proceeds under the Ground Lease; (v) indemnification pursuant to the Environmental Indemnity; and (vi) any breach of Sections 5.10 or 6.11 hereof.

10. Miscellaneous

         10.1 USD TRANSACTION. This is an international loan transaction in which the specification of USD and payment in New York, New York are of the essence, and USD shall be the currency of account and of payment in all events. The payment obligation hereunder shall not be discharged by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on prompt conversion to USD and transfer to New York, New York under normal banking procedures does not yield the amount of USD in New York, New York due hereunder. In the event that any payment, whether pursuant to a judgment or otherwise, upon conversion and transfer does not result in payment of such amount of USD in New York, New York, the Bank shall be entitled to immediate payment of, and shall have a separate cause of action for, the USD deficiency.

         10.2 ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire obligation of the parties hereto with respect to the subject matter hereof and shall supersede any prior expressions of intent or understandings with respect to this transaction.

         10.3 WAIVER, CUMULATIVE RIGHTS. The failure or delay of the Bank to require performance by the Borrower of any provision of this Agreement shall not affect its right to require performance of such provision unless and until such performance has been waived by the Bank in writing. Each and every right granted to the Bank hereunder or under any other document or instrument delivered hereunder or in connection herewith, or allowed at law or in equity, shall be cumulative and may be exercised from time to time.

         10.4 BINDING EFFECT. This agreement shall be binding upon and shall be enforceable by Borrower and the Bank and their respective successors and assigns, except that the Borrower shall have no right to assign its obligations hereunder.

         10.5 GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without reference to principles of conflict of laws.

         10.6     SUBMISSION TO JURISDICTION.

                  (a) The Borrower hereby irrevocably consents that any legal action or proceedings against it or any of its property with respect to this Agreement, the Escrow Instructions or the Security may be brought in any court of the State of New York or any Federal Court of the United States of America located in the City and State of New York, United States of America, or both, as the Bank may elect, and by execution and delivery of this Agreement the Borrower hereby submits to an accepts with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address set forth in Section 10.7 The foregoing, however, shall not limit the rights of the Bank to serve process in any other manner permitted by law or to bring any legal action or proceeding or to obtain execution of judgment in any jurisdiction.

                  (b) THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE SECURITY IN THE STATE OF NEW YORK. THE BORROWER HEREBY FURTHER IRREVOCABLY WAIVES ANY RIGHT THE BORROWER MAY NOW OR HEREAFTER HAVE TO A TRIAL BY JURY. THE BORROWER HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT THE STATE OF NEW YORK IS NOT A CONVENIENT FORUM FOR ANY SUCH SUIT, ACTION OR PROCEEDING.

         10.7 NOTICES. Any notice hereunder shall be in writing and shall be personally delivered, transmitted by postage prepaid registered or certified mail, or by facsimile, to the parties as follows:

                  To the Borrower:        ALX of Paramus LLC
                                          c/o Alexander's Inc.
                                          210 Route 4 East
                                          Paramus, NJ   07652
                                          Attn:   Chief Financial Officer
                                          Facsimile No.:  (201) 587-6210

                                          ALX of Paramus LLC
                                          c/o Alexander's Inc.
                                          210 Route 4 East
                                          Paramus, NJ   07652
                                          Attn:   Vice President-Real Estate
                                          Facsimile No.:  (201) 587-6207

                  With a copy (for
                  information purposes
                  only) to:               Winston & Strawn
                                          200 Park Avenue
                                          New York, NY  10166-4193
                                          Attn:    Neil Underberg, Esq.
                                          Facsimile No.:  (212) 294-4700

                  To the Bank:            Svenska Handelsbanken AB (publ)
                                          153 East 53rd Street, 37th Floor
                                          New York, New York 10022
                                          Attn:   Corporate Banking Department
                                          Facsimile No.:  (212) 326-5110

                  With a copy (for
                  information purposes
                  only) to:               Sussman Sollis Ebin Tweedy & Wood, LLP
                                          767 Fifth Avenue, 8th Floor
                                          New York, NY  10153-0898
                                          Attn:    Robert F. Ebin, Esq.
                                          Facsimile No.:  (212) 688-8386

Copies of such notices, for informational purposes only, shall be transmitted by mail to counsel to the parties, as the parties may from time to time designate. All notices and other communications shall be deemed to have been duly given on the date of receipt if delivered personally; on the date five days after posting if transmitted by mail; or in the case of a facsimile, at the time sent; provided that any notice to be given to the Bank shall be effective only when actually received by the Bank. Either party may change its address for purposes hereof by notice to the other.

         10.8 SEVERABILITY. If any one or more of the provisions contained in this Agreement or any document executed in connection herewith shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired. Anything in this Agreement to the contrary notwithstanding, the obligation of the Borrower to pay interest on the Loan and the Note shall be subject to the limitation that no payment of such interest shall be required to the extent that receipt of such payment would be contrary to applicable usury laws.

         10.9 COUNTERPARTS. This Agreement may be signed in any number of counterparts. Any single counterpart or a set of counterparts signed, in either case, by all the parties hereto shall constitute a full and original agreement for all purposes.

         10.10 TIME OF ESSENCE. Time shall be of the essence of this Agreement with respect to payments required hereunder.

         10.11 FURTHER ASSURANCES. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Agreement and the other Loan Documents.


                   [Balance of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

                                          ALX OF PARAMUS LLC

ATTEST:
                                          By:  /s/ Joseph Macnow
                                             --------------------------------
                                          Name:    Joseph Macnow
                                                   --------------------------
                                          Title:   Executive Vice President
                                                   --------------------------
                                                   Finance and Administration
                                                   --------------------------
By:   /s/ Patrick Hogan
   -------------------------
Name Patrick Hogan
Title:  Vice President
                                          SVENSKA HANDELSBANKEN AB (publ)
                                          NEW YORK BRANCH


                                          By:  /s/ Jonas Daun
                                             --------------------------------
                                          Name:    Jonas Daun
                                                   --------------------------
                                          Title: Senior Vice President
                                                 ----------------------------


                                          By: /s/ Mark Cleary
                                             ---------------------------------
                                          Name:    Mark Cleary
                                                   --------------------------
                                          Title: Senior Vice President
                                                 ----------------------------

                                    EXHIBIT A



                         ASSIGNMENT OF LEASES AND RENTS

         THIS ASSIGNMENT OF LEASES AND RENTS (hereinafter this "ASSIGNMENT") is made as of October 2, 2001 by ALX OF PARAMUS LLC, a Delaware limited liability company, with a mailing address of 210 Route 4 East, Paramus, New Jersey 07652,
Attention: Vice President - Real Estate ("ASSIGNOR"), to SVENSKA HANDELSBANKEN AB (PUBL), having an office at 153 East 53rd Street, 37th Floor, New York, New York 10022, Attention: Corporate Banking Department ("ASSIGNEE").

                              W I T N E S S E T H:

         WHEREAS, the Assignee is about to make the Loan (hereinafter defined) to the Assignor, to be evidenced by the Note (hereinafter defined) and secured by the Mortgage (hereinafter defined), and which Mortgage is now a first lien on the Premises (hereinafter defined); and

         WHEREAS, the Assignor is the landlord under the Ground Lease (hereinafter defined), and the Assignee will not lend the Mortgage Amount (hereinafter defined) unless the Assignor assigns all of the Assignor's right, title and interest in and to the Ground Lease, the Guaranty (hereinafter defined), the Rent (hereinafter defined) and all other Leases (hereinafter defined) to the Assignee as additional security for the Loan in accordance with the terms of this Assignment;

         NOW, THEREFORE, the Assignor, in consideration of the premises and in order to further secure the Mortgage Amount, all interest due thereon, and all other costs and expenses due under the Mortgage and hereunder, hereby agrees as follows:

                  1.       DEFINITIONS.

                           (a) Assignor and Assignee hereby agree that unless
the context otherwise specifies or requires, the following terms shall have the meanings herein specified, such definitions to be applicable equally to the singular and the plural forms of such terms:

                           "ASSIGNMENT" means this Assignment of Leases and
Rents.

                           "DEFAULT" means the events and circumstances
described as such in Article IV of the Mortgage, including the expiration of any notice or cure period applicable thereto under the Mortgage, the Loan Agreement or this Assignment.

                           "ESCROW AGENT" means the escrow agent designated by
Assignee as such pursuant to the Escrow Agreement.

                           "ESCROW AGREEMENT" means that certain escrow
agreement between and among the Assignor, the Ground Lessee, the Assignee and the Escrow Agent dated as of the date hereof.

                           "GOVERNMENTAL AUTHORITY" means any nation or
government, any local, municipal, county, state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator.

                           "GROUND LEASE" means that certain lease of the
Premises dated as of October 4, 2001, between Assignor, as landlord and Ground Lessee, as tenant.

                           "GROUND LESSEE" means IKEA Property, Inc., a Delaware
corporation, which is the tenant under the Ground Lease.

                           "GUARANTOR" means IKEA Holding US, Inc., a Delaware
corporation.

                           "GUARANTY" means that certain guaranty and agreement
dated as of October 4, 2001, made by the Guarantor in favor of Assignor and Assignee.

                           "IMPROVEMENTS" means all buildings, structures and
other improvements presently existing or hereafter constructed on the land described in Exhibit A attached hereto.

                           "LEASE" means any lease, sublease, license or other
agreement, now or hereafter existing, to which Assignor is a party or to which Assignor succeeds as landlord and under the terms of which any person other than Assignor has or acquires any right to occupancy or use of the Mortgaged Property, or any part thereof, or interest therein, including without limitation
(i) the Ground Lease, together with any and all extensions, renewals, modifications and replacements thereof, (ii) all guarantees of the Lessees' obligations thereunder, and (iii) that certain letter from Ground Lessee to Assignor dated as of October 4, 2001 concerning recommendations made by Ground Lessee's environmental consultant.

                           "LESSEE" means the lessee, sublessee, licensee,
tenant or other person having the right to occupy or use all or any part of the Mortgaged Property under a Lease.

                           "LIABILITIES" means all indebtedness, obligations and
liabilities of Assignor arising under the Note, the Mortgage, and any renewals, extensions, amendments or modifications thereof, or any other Loan Document and any and all fees, costs or expenses incurred by Assignee, including, but not limited to, taxes, recording expenses and attorneys' fees in connection with the closing of the Loan and the consummation thereof, and after Default, the administration and collection thereof, all costs incurred of whatever nature by Assignee in the exercise of any rights hereunder or any Loan Document and all other amounts payable by Assignor under the Note and the Mortgage.

                           "LOAN" means the $68,000,000.00 loan from Assignee to
Assignor as evidenced by the Note, and secured by the Mortgage.

                           "LOAN AGREEMENT" means that certain loan agreement
dated as of the date hereof between Assignor, as borrower and Assignee, as lender.

                           "LOAN DOCUMENTS" means, collectively, the Loan
Agreement, the Note, the Mortgage, this Assignment and any other document executed or delivered by or on behalf of Assignor in connection with the Loan.

                           "MORTGAGE" means that certain Mortgage, Security
Agreement and Fixture Financing Statement dated as of the date hereof in the Mortgage Amount made by Assignor to Assignee.

                           "MORTGAGE AMOUNT" means the principal sum of
$68,000,000.00.

                           "NOTE" means that certain limited recourse promissory
note dated as of the date hereof in the Mortgage Amount made by Assignor to Assignee, together with all renewals, amendments, supplements, restatements, extensions and modifications thereof and thereto.

                           "PERSON" means an individual, a partnership, a
corporation, a business trust, a joint stock company, a trust, an unincorporated association, a joint venture, a Governmental Authority or any other entity of whatever nature.

                           "PREMISES" means the land located in the Borough of
Paramus, County of Bergen, and State of New Jersey, being designated on the Borough of Paramus Tax Map as Block 1202, Lot 1 and Block 1101, Lot 3, and being more particularly described in Exhibit A annexed hereto, together with the Improvements thereon and hereafter constructed thereon or therein, and all of the easements, rights, privileges and appurtenances thereunto belonging or in anyway appertaining thereto including, but not limited to, all of the estate, right, title, interest, claim or demand whatsoever of Assignor therein and in and to the strips and gores, streets and ways adjacent thereto, whether in law or in equity, in possession or expectancy, now or hereafter acquired and also any other realty or personalty encompassed by the term "Mortgaged Property" as defined in the Mortgage.

                           "RECORDING OFFICE" means the public recording office
in which the Mortgage must be recorded in the County where the Premises is located in order to obtain a mortgage lien on the Mortgaged Property.

                           "RENT" means the fixed rents, additional rents and
other consideration payable to or for the account or benefit of Assignor by the Lessee under the terms of a Lease, including but not limited to the proceeds of the Purchase Option granted to Ground Lessee in Section 46 of the Ground Lease.

                           (b) Except as expressly defined herein, terms used
herein that are defined in the Mortgage shall have the same meaning herein as therein.

                  2. ASSIGNMENT. The Assignor, as additional security for the payment of the Mortgage Amount and interest provided in the Mortgage and to secure the performance of each and every obligation contained in the Note and Mortgage, hereby assigns to the Assignee all the right, title and interest of the Assignor presently held or hereafter acquired in and to the Leases including but not limited to the Ground Lease and any subleases thereof, and the Rent due, or to become due, thereunder together with (a) all security deposits, issues, profits, revenues, receipts, income, accounts and other receivables (including without limitation lease termination fees, purchase option fees and expenses payable under any Lease) and income thereunder and all of the other benefits thereunder; (b) any guaranties of the Leases or any of them including but not limited to the Guaranty; (c) all of Assignor's right, power or authority (i) to alter or modify the Leases; (ii) to exercise or to refrain from exercising any option or election at any time available to the Assignor under the Leases; and
(iii) to collect the Rent, either with or without entry upon the Premises, the proceeds of any such collection to be applied as set forth in the Mortgage; and
(d) all of Assignor's right, power or authority to exercise any other rights and remedies of the Assignor under the Leases. This Assignment confers upon Assignee a power coupled with an interest and it cannot be revoked by Assignor. The Assignee, by its acceptance of this Assignment, grants a license to Assignor to collect the Rent, subject to the terms of paragraph 3(a) of this Assignment and subject further to the terms and conditions of the Escrow Agreement.

                  3.       DEFAULT AND REMEDIES OF ASSIGNEE.

                           (a) If a Default occurs, and until such Default shall
have been fully cured, the license of the Assignor to collect the Rent will cease and terminate, and thereupon, the Assignee is hereby authorized at its option to enter and take possession of all or any part of the Mortgaged Property, and to perform all acts necessary for the operation and maintenance of the Mortgaged Property in the same manner and to the same extent that the Assignor might reasonably so act. In furtherance of such rights, the Assignee is hereby authorized by the Assignor, but is under no obligation, to collect the Rent and to enforce the performance of any or all terms of any Lease, as the Assignee may elect, including but not limited to: (i) all rights granted to the Assignee as specified in paragraph 2 above; (ii) the right to let and relet the Premises or any part thereof; (iii) the right to sue for possession of the Premises or any part thereof; and (iv) the right to assign the Assignor's right, title and interest in the Leases, the Rents and the Mortgaged Property to any Person acquiring the Mortgaged Property or any part thereof through foreclosure or otherwise. Such assignee shall not be liable to account to the Assignor for the Rents thereafter accruing.

                           (b) Upon the occurrence of a Default, Assignee may,
but shall not be obliged to do so, (i) perform or discharge any obligation of the Assignor under the Leases (or this

Assignment), and may defend any action or proceeding which may affect the Assignee's rights, the Assignee to have reimbursement, as an addition to the Liabilities, on demand for any sums so expended; and (ii) exercise any rights and remedies of the Assignor under the Leases (without taking or asserting the right to take possession of the Premises, or any part thereof, and without collecting or asserting the right to collect the Rents), including without limitation enforcement of the indemnities, covenants and other provisions of the Ground Lease and the Guaranty.

                           (c) Assignee shall be entitled to elect in writing to
accelerate the maturity of the Note if (i) Assignor fails to make payment when the same is due and payable of any amount that the Assignor is obliged to pay under this Assignment, or (ii) Assignor fails to perform or violates any provision of this Assignment which failure or violation is not remediable or if remediable, continues unremedied for a period of thirty (30) days after notice thereof from the Assignee to the Assignor (unless such failure or violation cannot by its nature reasonably be remediated within such thirty (30) day period, in which case no default shall occur so long as the Assignor promptly commences to remediate the same within such thirty (30) day period and diligently and continuously prosecutes the same to completion).

                  4. REPRESENTATIONS AND WARRANTIES. The Assignor represents and warrants to the Assignee that:

                           (a) the only Lease executed by Assignor as landlord
and now in existence is the Ground Lease;

                           (b) the Ground Lease is valid, in full force and
effect according to its terms, is not in default, and has not been changed, supplemented, modified or amended;

                           (c) the Assignor is the absolute owner of the Ground
Lease and the Rent due, or to become due, thereunder, having full right and authority to assign the Ground Lease and Rent thereof to the Assignee;

                           (d) the Assignor is not in default under the terms of
the Ground Lease;

                           (e) the Lessee under the Ground Lease has the right
to possession and control of all of the Premises leased to it under the Ground Lease (except as otherwise set forth in such Lessee's estoppel certificate attached hereto), and such Lessee is paying Rent in accordance with the terms of the Ground Lease;

                           (f) no Rent has been, or will hereafter be,
anticipated, discounted, released, waived, compromised, or otherwise discharged, except as may be expressly permitted by the prior written consent of the Assignee;

                           (g) the Lessee under the Ground Lease has no defense,
setoff or counterclaim against the Assignor;

                           (h) the Assignor has not executed any other
assignment of the subject matter of this Assignment;

                           (i) no commission or other compensation is due any
real estate broker or salesperson in connection with the Ground Lease;

                           (j) the Lessee under the Ground Lease has not paid
Assignor, and Assignor does not presently hold, any security deposit under the Ground Lease;

                           (k) the Ground Lease, and the Lessee's rights
thereunder, are subject and subordinate to the lien of the Mortgage and to all renewals, modifications, consolidations, replacements and extensions thereof;

                           (l) the Assignor is not required to perform any work
or improvements under the Ground Lease; and

                           (m) the Guaranty is valid, in full force and effect
according to its terms, is not in default, and has not been changed, supplemented, modified or amended; the Assignor has full right and authority to assign the Guaranty to the Assignee; the Guarantor has no defense, set off or counterclaim against Assignor with respect to the Guaranty.

                  5.       COVENANTS.  The Assignor hereby covenants and agrees:

                           (a) upon demand by Assignee, to assign to Assignee,
by separate instrument in form and substance satisfactory to Assignee, any and all Leases, and/or all Rent payable thereunder, including, but not limited to, the Ground Lease or any Lease which may be executed after the date hereof;

                           (b) not to accept from any Lessee, nor permit any
Lessee to pay, Rent for more than one month in advance except for payment in the nature of security for performance of Lessee's obligations;

                           (c) to comply with the terms and provisions of each
Lease including, without limitation, the payment of all sums required to be paid by Assignor or which Assignor has an option to pay under any Lease in order to prevent any reduction in or offset against any Rent payable under any Lease or any default thereunder;

                           (d) not to amend, extend, cancel, abridge, or
otherwise modify, or accept surrender of, or renew, any Lease without the written consent of Assignee;

                           (e) not to assign, transfer, pledge, subordinate or
mortgage any Lease without the written consent of Assignee;

                           (f) not to assign, transfer, pledge, subordinate or
mortgage any Rent;

                           (g) not to waive, excuse, release or condone any
nonperformance of any covenant of any Lease by any Lessee;

                           (h) to give to Assignee a duplicate notice of each
default by each Lessee;

                           (i) to cause each Lessee to agree (and each Lessee
under each Lease executed after the date hereof does so agree) to give to Assignee written notice of each and every default by Assignor under such Lessee's Lease and not exercise any remedies under such Lease unless Assignee fails to cure such default within a reasonable period after Assignee has received such notice, provided that Assignee shall never have any obligation or duty to cure any such default;

                           (j) to enforce its rights with regard to all Leases;

                           (k) not to enter into any lease, letting or license
arrangement affecting the Mortgaged Property or any part thereof without the prior written approval of Assignee;

                           (l) to hold in a separate account, and apply, all
security deposits paid to Assignor in accordance with the Leases;

                           (m) not to consent to any sublease by Ground Lessee
of the Premises or any part thereof, or any other lease, letting or license arrangement affecting any portion of the Mortgaged Property, without the prior written approval of Assignee, which approval Assignee shall be entitled to withhold in Assignee's absolute discretion if any such sublease is not a Qualified Sublease (as defined in the Loan Agreement); and

                           (n) if any tenant under any Lease is or becomes the
subject of any proceeding under the Federal Bankruptcy Code, as amended from time to time, or any other federal, state or local statute which provides for the possible termination or rejection of any Lease assigned hereby, Assignor covenants and agrees that if any such Lease is so terminated or rejected, no settlement for damages shall be made without the prior written consent of Assignee, which consent shall not be unreasonably withheld, provided, however, Assignee's consent may be withheld in Assignee's sole discretion in the event a Default has occurred or if an event has occurred which with the giving of notice or the passage of time or both would constitute a Default. Any check in payment of damages for termination or rejection of any such Lease will be made payable both to Assignor and Assignee. Assignor hereby assigns any such payment to Assignee and further covenants and agrees that upon the request of Assignee, Assignor will duly endorse to the order of Assignee any such check, the proceeds of which shall be applied in accordance with SECTION 4.08 of the Mortgage.

                  6. ASSIGNEE NOT RESPONSIBLE. This Assignment shall not operate to place responsibility for the control, care, management or repair of the Premises upon the Assignee, nor for the carrying out of any of the terms and conditions of the Leases; nor shall it operate to make the Assignee responsible or liable for any waste committed on the Premises by the Lessees or anyone else, or for any dangerous or defective condition of the Premises, or for any negligence in the management, upkeep, repair or control of the Premises resulting in loss or injury or death to any Lessee, licensee, employee or stranger.

                  7. ASSIGNEE AS CREDITOR OF LESSEES. Assignee, and not the Assignor, will be the creditor of any Lessee in respect of assignments for the benefit of creditors and bankruptcy, reorganization, insolvency, dissolution, or receivership proceedings affecting any such Lessee. However, Assignor, and not the Assignee, shall be the party obligated to make timely filing of claims in such proceedings and to pursue creditor's rights therein. The Assignee shall have the right to apply any monies received by it as such creditor in reduction of the unpaid principal, interest and any other amounts due under the Note.

                  8. VIOLATIONS OF THIS ASSIGNMENT. Any act done or attempted in violation of any covenant or agreement of the Assignor under this Assignment shall be wholly void as against the Assignee.

                  9. LEASE GUARANTIES ETC. Assignor will not without the prior written consent of the Assignee, alter, modify, cancel, or terminate any guaranties of any Lease, including but not limited to the Guaranty, nor agree to any subordination of any Lease, nor permit any material alteration of or addition to the Premises by any Lessee without obtaining Assignee's prior written consent.

                  10. NECESSARY INSTRUMENTS. Assignor will execute and deliver to the Assignee, and Assignor hereby appoints the Assignee as the Assignor's attorney-in-fact to execute and deliver during the term of this Assignment, all further instruments as Assignee may deem necessary to make this assignment and any further assignment of the Leases and Rents effective.

                  11. CHANGES IN MORTGAGE. Notwithstanding any change or variation in the terms of the Mortgage or the Liabilities, including any increase or decrease in the Mortgage Amount or in the interest rate, or any release of part or parts of the Premises from the lien of the Mortgage, this Assignment shall continue in full force and effect in accordance with its terms as additional security for the Assignee's benefit.

                  12. OTHER SECURITY. Assignee may take security in addition to the security already given the Assignee for the payment and/or performance of the Liabilities, or release any security so taken, and may release any Person primarily or otherwise liable for the Liabilities or any part thereof, may grant or make extensions, renewals, modifications or indulgences with respect to the Liabilities or the Mortgage or any replacements thereof, which replacement of the Liabilities or Mortgage may be on the same or different terms than the present terms thereof, and may apply any security held by it to the satisfaction of the Liabilities, without prejudice to any of its rights hereunder.

                  13. ADDITIONAL LEASES. Assignor will give the Assignee prompt notice of any lease entered into between the Lessee under the Ground Lease and any Person for space at the Premises.

                  14. EXERCISE OF ASSIGNEE'S RIGHTS. Assignee's failure to exercise any of its rights under this Assignment for any period of time, or at any time or times, will not constitute a waiver thereof. Assignee's rights and remedies hereunder are cumulative, and not in lieu of, but in addition to, any other rights and remedies Assignee has under the Mortgage or under any other Loan Document, and may be exercised by Assignee in its sole and absolute judgment and discretion.

                  15. AMENDMENTS, MODIFICATIONS ETC. No amendment, modification, or cancellation of this Assignment or any part hereof will be enforceable without Assignee's prior written consent.

                  16. TIME OF ESSENCE. Time shall be of the essence of this Assignment with respect to payments required hereunder.

                  17. CONFLICTING PROVISIONS. In the event of any conflict or inconsistency between this Assignment and any of the provisions of the Loan Agreement or the Mortgage, the provisions of the document selected by Lender shall prevail.

                  18. BINDING AGREEMENT. Each and every provision hereof shall bind and shall inure to the benefit of the Assignee, and its successors and assigns.

                  19. GOVERNING LAW. This Assignment shall be governed by, and construed and enforced in accordance with, the laws of the State of New Jersey.

                  20. TERMINATION OF ASSIGNMENT. Upon payment in full of all Liabilities, this Assignment shall become and be null and void and no further force and effect.

                  21. NOTICES. Any notice that Assignor or Assignee may desire or be required to give to the other shall be in writing and shall be mailed or delivered in accordance with the terms of PARAGRAPH 5.01 of the Mortgage to the intended recipient thereof at its address hereinabove set forth or as such intended recipient may, from time to time, by notice in writing, designate to the sender pursuant hereto. Except as otherwise specifically required herein, notice of the exercise of any right or option granted to Assignee by this Assignment is not required to be given.

                  22. SUCCESSORS AND ASSIGNS. This Assignment and all provisions hereof shall inure to the benefit of Assignee and shall be binding upon Assignor, its successors and assigns, and all other persons or entities claiming under or through Assignor and the word "Assignor," when used herein, shall include all such persons and entities and any others liable for the payment of the indebtedness secured hereby or any part thereof, whether or not they have executed the Note or this Assignment. The word "Assignee," when used herein, shall include Assignee's successors, assigns and legal representatives, including all other holders, from time to time, of the Note. This Assignment shall run with the land constituting the Premises.

                  23. SURVIVAL. The rights of the Assignee to collect and receive the rents assigned hereunder or to exercise any of the rights or powers herein granted to the Assignee shall, to the extent not prohibited by law, extend also to the period from and after the filing of any suit to foreclose the lien of the Mortgage, including but not limited to any period after entry of a judgment in foreclosure and any period allowed by law for the redemption of the Premises after any foreclosure sale.

                  24. LITIGATION. TO THE MAXIMUM EXTENT PERMITTED BY LAW, ASSIGNOR HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS ASSIGNMENT SHALL BE TRIED AND DETERMINED EITHER IN THE STATE OR FEDERAL COURT LOCATED IN THE COUNTY OF BERGEN, STATE OF NEW JERSEY, OR, AT THE SOLE OPTION OF LENDER, IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK OR IN ANY OTHER COURT IN WHICH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. TO THE MAXIMUM EXTENT PERMITTED BY LAW, ASSIGNOR HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS PARAGRAPH 24. TO THE MAXIMUM EXTENT PERMITTED BY LAW, ASSIGNOR HEREBY WAIVES PERSONAL SERVICE OF PROCESS UPON ASSIGNOR, AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO ASSIGNOR AT THE ADDRESS STATED IN THE MORTGAGE AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT.


              [The balance of this page intentionally left blank.]

                  25. JURY WAIVER. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OF ASSIGNOR AND ASSIGNEE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS ASSIGNMENT, OR IN ANY WAY CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE DEALINGS OF ASSIGNOR AND ASSIGNEE WITH RESPECT TO THIS ASSIGNMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OF ASSIGNOR AND ASSIGNEE HEREBY AGREES THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT ASSIGNOR OR ASSIGNEE MAY FILE A COPY OF THIS ASSIGNMENT WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF EACH OF ASSIGNOR AND ASSIGNEE TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. ASSIGNOR AGREES THAT IT WILL NOT ASSERT ANY CLAIM AGAINST ASSIGNEE ON THE THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES.

         IN WITNESS WHEREOF, the Assignor has duly executed this instrument the day and year first above written.

                                    ASSIGNOR:

WITNESS:                            ALX OF PARAMUS LLC


/s/ Patrick Hogan                   By:  /s/ Joseph Macnow
------------------------------      --------------------------------------------
                                         Joseph Macnow, Executive Vice President
As to Joseph Macnow                      of Finance and Administration



/s/ Brian Kurtz                     By:  /s/ Steven Santora
------------------------------      --------------------------------------------
                                         Steven Santora, Assistant Secretary
As to Steven Santora

                                 ACKNOWLEDGMENT

STATE OF ____________      )
                           )  SS.
COUNTY OF ____________     )

         I CERTIFY that on October ____, 2001, Joseph Macnow, personally appeared before me and this person acknowledged under oath, to my satisfaction, that this person:

         (a) signed the attached instrument as Executive Vice President of Finance and Administration of ALX of Paramus LLC, a limited liability company of the State of Delaware, named in this instrument, and

         (b) is authorized to execute the attached instrument on behalf of such limited liability company; and

         (c) executed the attached instrument as the act of such limited liability company.


                                            ____________________________________
                                            Notary Public


STATE OF ____________      )
                           )  SS.
COUNTY OF ____________     )

         I CERTIFY that on October ___, 2001, Steven Santora, personally appeared before me and this person acknowledged under oath, to my satisfaction, that this person:

         (a) signed the attached instrument as Assistant Secretary of ALX of Paramus LLC, a limited liability company of the State of Delaware, named in this instrument, and

         (b) is authorized to execute the attached instrument on behalf of such limited liability company; and

         (c) executed the attached instrument as the act of such limited liability company.

                                            ____________________________________
                                            Notary Public

                                    EXHIBIT A
                        LEGAL DESCRIPTION OF THE PREMISES

PARCEL I:

BEING ALL that tract or parcel of land and premises, situated, lying and being in the Borough of Paramus, County of Bergen State of New Jersey and being more particularly described as follows:

Beginning at the point of intersection of the Northerly line of New Jersey State Highway Route 4 (being 65.00 feet measured at right angles from the center line) with the Easterly line of the Garden State Parkway all as shown on a certain map entitled "Major Subdivision for Paramus/Alexander's/Hahn/Somes-Alterman, N.J.S.H. Route 4 West and J.J.S.H. Route 17 South, Paramus, Bergen County, New Jersey", prepared by Lapatka Associates, Inc., dated 12-24-87 and bearing 1-16-89 as its latest revision date, filed in the Bergen County Clerk's Office on 10-4-89 as Map No. 8695 and running; thence,

1) Along the Easterly line of the Garden State Parkway, North 60 Degrees and 27 minutes and 15 seconds East, 428.16 feet to a point; thence,

2)       Along the same, North 59 degrees and 19 minutes and 52 seconds East,
         199.97 feet to a point; thence,

3)       Along the same, North 57 degrees and 31 minutes and 44 seconds East,
         195.58 feet to a point; thence,

4)       Along the same, North 53 degrees and 35 minutes and 28 seconds East,
         198.81 feet to a point; thence,

5)       Along the same, North 49 degrees and 42 minutes and 46 seconds East,
         197.95 feet to a point; thence,

6)       Along the same, North 46 degrees and 32 minutes and 53 seconds East,
         287.90 feet to a point; thence,

7)       Along the same, North 41 degrees and 09 minutes and 46 seconds East,
         232.45 feet to a point; thence,

8) Continuing along the Easterly line of the Garden State Parkway, North 37 degrees and 42 minutes and 15 seconds East, 88.66 feet to a point; thence,

9) Along the Southerly line of Lot 1 in Block 1201 as shown on the referenced subdivision, South 51 degrees and 53 minutes and 42 seconds East, 205.30 feet to a point; thence,

10) Along the Easterly line of Lot 1 in Block 1201, North 38 degrees and 06 minutes and 18 seconds East, 85.00 feet to a point; thence,

11) Along the Southerly line of Lot 2 in Block 1201 as shown on the referenced subdivision, South 51 degrees and 53 minutes and 42 seconds East, 400.00 feet to a point; thence

12) Along the Easterly line of Lot 2 in Block 1201, North 38 degrees and 06 minutes and 18 seconds East, 15.00 feet to a point; thence,

13) Along the Southerly line of Lot 12 in Block 1201 as shown on the referenced subdivision, South 51 degrees and 53 minutes and 42 seconds East, 140.72 feet to a point; thence

14) Along the Westerly line of N.J.S.H Route 17 (120.00 feet wide), South 07 degrees and 53 minutes and 26 seconds West, 385.88 feet to a point; thence,

15) Along the Easterly line of Lot 7 in Block 1202 as shown on the referenced subdivision, North 02 degrees and 31 minutes and 19 seconds West, 42.63 feet to a point on a curve; thence,

16) Westerly, along the Northerly line of Lot 7 in Block 1202 on a curve to the right having a radius of 25.00 feet, central angle of 73 degrees and 42 minutes and 40 seconds (chord bearing North 89 degrees and 01 minutes and 40 seconds West), an arc distance of 32.16 feet to a point of tangency; thence,

17)      Along the same, North 52 degrees and 10 minutes and 20 seconds West,
         97.92 feet to a point; thence,

18) Along a Westerly line of Lot 7 in Block 1202, South 39 degrees and 35 minutes and 56 seconds West, 111.89 feet to a point; thence,

19)      Along the same, South 37 degrees and 39 minutes and 55 seconds West,
         93.00 feet to a point; thence,

20) Along a Southerly line of Lot 7 in Block 1202, South 52 degrees and 20 minutes and 05 seconds East, 100.00 feet to a point; thence,

21) Along a Westerly line of Lot 7 in Block 1202, South 37 degrees and 39 minutes and 55 seconds West, 25.00 feet to a point; thence,

22) Along a Southerly line of Lot 7 in Block 1202, South 52 degrees and 20 minutes and 05 seconds West, 176.20 feet to a point; thence,

23) Along the Westerly line of N.J.S.H. Route 17, South 07 degrees and 53 minutes and 26 seconds West, 1.49 feet to a point; thence,

24)      Along the same, South 07 degrees and 37 minutes and 51 seconds West,
         44.71 feet to a point; thence,

25) Along the Northerly line of existing Lot 2 in Block 1203 being lands, now or formerly, of the New Jersey Department of Transportation, North 52 degrees and 20 minutes and 05 seconds West, 9.32 feet to a point; thence,

26) Along the Westerly line of existing lot 2 in Block 1203, South 37 degrees and 39 minutes and 55 seconds West, 100.00 feet to a point; thence,

27) Along the Southerly line of the same and existing Lot 3 in Block 1203 being lands, now or formerly, of Gabriel Associates, South 52 degrees and 20 minutes and 05 seconds East, 67.13 feet to a point; thence,

28) Along the Westerly line of N.J.S.H. Route 17, South 07 degrees and 37 minutes and 51 seconds West, 4.46 feet to a point of curvature; thence,

29) Southwesterly, along the Westerly line of the ramp from N.J.S,H. Route 17 (Southbound) to N.J.S.H. Route 4 (Westbound) on a curve to the right having a radius of 290.00 feet, an arc distance of 254.39 feet to a point of tangency; thence,

30)      Along the same, South 57 degrees and 53 minutes and 26 seconds West,
         281.78 feet to a point; thence,

31)      Along the same, South 70 degrees and 18 minutes and 16 seconds West,
         111.35 feet to a point; thence,

32)      Along the same, North 87 degrees and 45 minutes and 06 seconds West,
         81.43 feet to a point; thence,

Along the Northerly line of N.J.S.H. Route 4, North 72 degrees and 06 minutes and 34 seconds West, 1,490.31 feet to the point or place of beginning.

Subject to easements and restrictions of record.

Being Lot 1 in Block 1202 as appearing on the referenced Subdivision Map No. 8695 containing 1,712,916 square feet or 39.3231 acres more or less.

Excepting therefrom lands acquired by the State of New Jersey by the Commissioner of Transportation pursuant to Declaration of Taking for Road Widening, recorded November 25, 1997, in Book 8023, Page 304, as instrument #144855.

Including specifically that part of Lot 7, in Block 1202, pursuant to Deed Book 8042, Page 097, (Exchange Deed, between The State of New Jersey, Department of Transportation and Alexander's Department Stores of New Jersey, Inc.), recorded February 6, 1998, as instrument #018103.

PARCEL II:

BEING ALL that tract or parcel of land and premises, situated, lying and being in the Borough of Paramus, County of Bergen State of New Jersey and being more particularly described as follows:

Beginning at the intersection of the Westerly right of way line of the Garden State Parkway and the new Southerly line of Tax Map Lot 7 in Tax Map Block 1802, said point having a New Jersey State Plane Grid Coordinate of North 763,178.759 and East 2,163,678.175, all as laid down on a certain map entitled "Location Survey, Lot 3, Block 1101, Paramus, Bergen County, New Jersey", dated 10-26-93 and bearing 2-8-94 as its latest revision date, prepared by Lapatka Associates, Inc., Paramus, New Jersey. Said point also being measured Southwesterly along the Westerly right of way line of the Garden State Parkway from its intersection with the Southerly R.O.W. Line of Century Road, all as laid down on a certain map entitled "Garden State Parkway, Section 1, Survey of Westerly right of way line, South of Century Road, Paramus, N.J.", dated November 23, 1966, Sheet No. 32 of 33, prepared by Boswell Engineering Company, Ridgefield Park, New Jersey, along the following bearings and distances:

A) South 10 degrees and 11 minutes and 03 seconds West, along the Westerly right of way line of the Garden State Parkway as described above, for a distance of 136.71 feet to a bend in the same; thence,

B) South 05 degrees and 33 minutes and 26 seconds West, along the same, for a distance of 185.87 feet to a bend in the same; thence,

C) South 09 degrees and 55 minutes and 07 seconds West, along the same, for a distance of 185.78 feet to a bend in the same; thence,

D) South 14 degrees and 54 minutes and 37 seconds West, along the same, for a distance of 174.89 feet to a bend in the same; thence,

E) South 20 degrees and 48 minutes and 46 seconds West, along the same, for a distance of 182.94 feet to a bend in the same; thence,

F) South 25 degrees and 46 minutes and 10 seconds West, along the same, for a distance of 161.01 feet to a bend in the same; thence,

G) South 28 degrees and 52 minutes and 02 seconds West, along the same, for a distance of 82.49 feet to the new Southerly line of Tax Map Lot 7 in Tax Map Block 1802, being the point and place of beginning and running from the beginning point hereindescribed; thence,

1) South 28 degrees and 52 minutes and 02 seconds West, along the Westerly right of way line of the Garden State Parkway as described above, for a distance of 95.64 feet to a bend in the same; thence,

2) South 34 degrees and 53 minutes and 01 seconds West, along the same, for a distance of 173.10 feet to a bend in the same; thence,

3) South 37 degrees and 55 minutes and 47 seconds West, along the same, for a distance of 183.83 feet to a bend in the same; thence,

4) South 41 degrees and 07 minutes and 31 seconds West, along the same, for a distance of 177.89 feet to a bend in the same; thence,

5) South 43 degrees and 34 minutes and 47 seconds West, along the same, for a distance of 171.17 feet to a bend in the same; thence,

6) South 47 degrees and 27 minutes and 33 seconds West, along the same, for a distance of 30.73 feet to its intersection with the Northerly right of way line of Summit Avenue extended, as laid down on a certain map entitled "Map Showing S.E. Wood - Summit Avenue Subdivision, West Hackensack, Midland Township, Bergen County, New Jersey", filed in the Bergen County Clerk 's Office on June 16, 1997 as Map No. 773; thence,

7) North 52 degrees and 20 minutes and 05 seconds West, along the Northerly right of way line of Summit Avenue extended, for a distance of 20.00 feet more or less to the centerline of Sprout Brook as it previously existed; thence,

8) Northerly, along the various courses of the "centerline of Sprout Brook as located in the field" as it formerly existed and laid down on a certain map entitled "New Jersey Highway Authority, Garden State Parkway, Section I, General Property Map", Sheets No. 29 and 30 of 33, prepared by Fay, Spofford & Thorndike, Consulting Engineers, Boston, Massachusetts and Clifton, New Jersey, for a distance of approximately 960 feet to its intersection with the aforementioned new Southerly line of Tax Map Lot 7 in Tax Map Block 1802; thence,

9) South 52 degrees and 36 minutes and 40 seconds East, along the new Southerly line of Tax Map Lot 7 in Tax Map Block 1802, for a distance of approximately 370 feet to the point and place of beginning.

TOGETHER with all right, title and interest in and to that certain limited Easement for Right of way as set forth in Deed Book 7796, Page 505, Bergen County, New Jersey.

                CONSENT, ACKNOWLEDGMENT OF RECEIPT OF ASSIGNMENT
           OF LEASES AND RENTS AND MORTGAGE, AND ESTOPPEL CERTIFICATE
                             BY IKEA PROPERTY, INC.

1. All capitalized terms herein shall have the same meaning as set forth in the Assignment of Leases and Rents (the "Assignment") to which this is attached.

2. The undersigned, knowing that Assignee relies upon the statements made by and agreements of the undersigned herein in making the Loan, hereby consents to the execution and delivery of the Assignment by Assignor to Assignee and the undersigned hereby acknowledges and/or agrees to the following:

         (a) The undersigned received a copy of the fully executed Assignment and Mortgage on the date hereof; and

         (b) The right of Assignee upon the occurrence of a Default to exercise any or all of the rights and remedies of the Assignor under the Leases (without (i) being the fee owner of the Premises, (ii) taking or asserting the right to take possession of the Premises, or any part thereof, (iii) collecting or asserting the right to collect the Rents due under the Leases, or (iv) assuming any of the liabilities or obligations of landlord thereunder); and

         (c) The right and standing of the Assignee to enforce any or all of the rights and remedies granted to the Assignee by the Assignor in the Assignment, notwithstanding (i) the Assignee has no resulting obligations to the undersigned; (ii) the Assignor may be in default under the Ground Lease; (iii) the Assignee has not assumed any of the obligations or liabilities of the landlord under the Ground Lease; and (iv) the Assignee may not then be the fee owner of the Premises; and

         (d) In the event Assignee seeks to enforce any or all of the rights and remedies granted to the Assignee by the Assignor under the Assignment, the Assignee shall have no obligation to the undersigned (i) to cure any default by Assignor under the Ground Lease or (ii) to perform any of the terms, covenants or conditions of the Ground Lease. The undersigned hereby waives any claim against the Assignee, its successors and assigns, with respect to Assignor's acts or omissions under the Ground Lease; and

         (e) No amendment or modification to the Ground Lease shall be effective unless the prior written consent of Assignee is obtained; and

         (f) Upon receipt by the undersigned of notice from Assignee that a Default has occurred and demand therefor, the undersigned agrees to pay directly to Assignee all Fixed Rent (as such term is defined in the Ground Lease) payable thereafter; and

         (g) Subject to the terms of the Loan Agreement, the undersigned shall not enter into any subleases with respect to the Premises without the prior written consent of the Mortgagee.

3. At your request, and knowing that you rely upon the accuracy of the information contained herein in completing the Loan, the undersigned hereby certifies, as of the date hereof, as follows:

         (a) The undersigned is a Delaware corporation, duly organized and validly existing under the laws of the State of Delaware and in good standing therein. The undersigned is duly qualified to transact business in the State of New Jersey as a foreign corporation.

         (b) The undersigned has the power and authority (i) to lease the Premises from Assignor, (ii) to execute, acknowledge and deliver (1) the Ground Lease and (2) this Consent, Acknowledgment of Receipt of the Assignment and Mortgage, and Estoppel Certificate (the "Consent"), and (3) to perform and be bound by the obligations, agreements and covenants required to be performed by, or binding upon, the undersigned under the Ground Lease and the Consent. Michael McDonald is authorized to execute and deliver the Ground Lease and the Consent on behalf of the undersigned.

         (c) The execution and delivery of the Ground Lease and the Consent do not, and the performance by the undersigned of its obligations thereunder will not, (i) violate, be in conflict with, result in the breach of, or constitute (with due notice or lapse of time, or both) a default under, (1) any provision of the undersigned's Certificate of Incorporation or its by-laws, or (2) any law, regulation, order, decree, writ or injunction of any court, public board or body, or (3) any agreement, indenture, note or other instrument which is binding upon the undersigned or its properties, and (ii) except to the extent valid consents have been obtained, require the consent of any person or entity whatsoever, including, without limitation, any governmental authority or any of the undersigned's directors or shareholders.

         (d) The execution and delivery of the Ground Lease and the Consent by the undersigned have been duly authorized by all requisite action of the undersigned and the Ground Lease and the Consent have been executed and delivered by the undersigned. The Ground Lease and the Consent are the legal, valid and binding obligations of the undersigned, enforceable against the undersigned in accordance with their respective terms.

         (e) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, pending before any court, public board or body, or to our knowledge, threatened, against the undersigned or its properties nor is there any basis therefor, wherein an unfavorable decision, ruling, or finding would in any way materially and adversely affect the transactions contemplated by the Loan Documents, the Ground Lease or the financial condition of the undersigned or which would adversely affect the validity and/or enforceability of the Loan Documents or the Ground Lease.

(f) The Ground Lease is currently in full force and effect and constitutes the entire agreement with respect to our use and occupancy of the Premises.

(g) The Ground Lease has not been changed, amended, modified or supplemented in any way.

(h) The Ground Lease does not require the landlord thereunder to perform any work or to make any improvements with respect to the Premises.

(i) The term of the Ground Lease commences on October 4, 2001 and the expiration date of the Ground Lease is October 3, 2041.

(j) The undersigned claims no off-sets, set-offs, rebates, concessions, abatements or defenses against or with respect to rent, additional rent or other sums payable by the undersigned under the terms of the Ground Lease.

(k) There are no defaults by Assignor under the terms of the Ground Lease and no event has occurred which, with the giving of notice or the passage of time or both, would constitute a default by Assignor under the Ground Lease. Assignor has no obligation to pay the undersigned for any improvements made or to be made by the undersigned to the Premises or any part thereof.

(l) The undersigned does not have, and has not exercised, (i) an option to purchase the Premises or any part thereof; (ii) a right of first refusal with respect to the Premises; or (iii) an option to extend or renew the Ground Lease, except as may be expressly stated in the Ground Lease.

(m) Rent under the Ground Lease has not been paid for any period after October 31, 2001. The monthly rent presently payable under the terms of the Ground Lease is as stated in the Ground Lease. Assignor is not providing, and has no obligation to provide, any services to the undersigned.

(n)      The undersigned has not paid any security deposit to Assignor.

(o) The Ground Lease, and the undersigned's rights under, and leasehold estate created by, the Ground Lease, are subject and subordinate to the Mortgage and to all renewals, modifications, consolidations, replacements and extensions thereof.

(p) The undersigned is the tenant under the Ground Lease, has accepted possession of the Premises and is in sole possession of the Premises. The undersigned has not (i) assigned its interest under the Ground Lease, or (ii) sublet the Premises or any part thereof, or (iii) otherwise transferred its interest in the Ground Lease or the Premises, and subordinate to the Mortgage and to all renewals, modifications, consolidations, replacements and extensions thereof.


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
         (q) The undersigned is the tenant under the Ground Lease, has accepted possession of the Premises and is in sole possession of the Premises. The undersigned has not (i) assigned its interest under the Ground Lease, or (ii) sublet the Premises or any part thereof, or (iii) otherwise transferred its interest in the Ground Lease or the Premises, or (iv) received any notice of assignment of the rents due or to become due under the Ground Lease.

         (r) The undersigned has not filed and is not the subject of any filing for bankruptcy or reorganization under federal bankruptcy laws.

         (s) The address for notices to the undersigned is correctly set forth in the Ground Lease.

         (t) Upon notification to the undersigned that ownership of the Premises has been transferred, the undersigned agrees to attorn to the new owner and to recognize it as landlord under the Ground Lease.

         (u) The person signing on behalf of the undersigned is duly authorized to sign this instrument for the undersigned.

         IN WITNESS WHEREOF, the undersigned has duly executed this instrument on and as of October 2, 2001.

ATTEST:                                     IKEA PROPERTY, INC.

/s/ James Quinn                              By:  /s/   Michael McDonald
                                                  Name: Michael McDonald
                                                  Its:  President


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
                                 ACKNOWLEDGMENT

STATE OF NEW JERSEY        )
                           )  SS.
COUNTY OF                  )

         I CERTIFY that on October ___, 2001, _________________, personally appeared before me and this person acknowledged under oath, to my satisfaction, that this person:

         (a) signed the attached instrument as _______________ of IKEA Property, Inc., a corporation of the State of Delaware, named in this instrument, and

         (b) is authorized to execute the attached instrument on behalf of such corporation; and

         (c) executed the attached instrument as the act of such corporation.

                                            ____________________________________
                                            Notary Public
Record and Return to:

Steven G. Rogers, Esq.
First American Title Insurance
    Company of New York
633 Third Avenue
New York, NY 10017

                                    EXHIBIT B




                        ENVIRONMENTAL INDEMNITY AGREEMENT

THIS ENVIRONMENTAL INDEMNITY AGREEMENT (this "AGREEMENT") is made as of the 2nd day of October, 2001, by ALX OF PARAMUS LLC, a Delaware limited liability company, with a mailing address of 210 Route 4 East, Paramus, New Jersey 07652,
Attention: Chief Financial Officer ("BORROWER"), to SVENSKA HANDELSBANKEN AB
(PUBL) ("LENDER"), with a mailing address of 153 East 53rd Street, 37th Floor, New York, New York 10022, Attention: Corporate Banking Department.

                              W I T N E S S E T H:

         WHEREAS, Borrower has executed and delivered to Lender a Limited Recourse Promissory Note of even date herewith (together with all renewals, amendments, supplements, restatements, extensions, and modifications thereof and thereto, the "NOTE"), wherein Borrower promises to pay to the order of Lender the principal amount of $68,000,000.00 in repayment of a loan from Lender in like amount (the "LOAN"), together with interest thereon, at rates of interest and otherwise as set forth in the Note, which Note is due and payable on or before the MATURITY DATE (as defined in the Note). The Note is secured, inter alia, by a mortgage, security agreement and fixture financing statement of even date herewith (the "MORTGAGE") made by Borrower granting a lien on certain real estate, improvements and personal property located thereon and legally described on EXHIBIT A attached hereto and hereby made a part hereof (the "PROPERTY"). As additional security for repayment of the Note, Borrower is executing and/or delivering to Lender certain other documents including, without limitation, that certain Loan Agreement between Borrower and Lender of even date herewith (the "LOAN AGREEMENT") and that certain Assignment of Leases and Rents made by Borrower for the benefit of Lender of even date herewith (the "ASSIGNMENT") (the Note, the Mortgage, the Loan Agreement, the Assignment, this Agreement and all other documents which are executed and delivered as additional evidence of, or security for repayment of, the Loan, whether now or hereafter existing, and all renewals, amendments, supplements, extensions and modifications thereof and thereto, are collectively referred to hereinafter as the "LOAN DOCUMENTS"); and

         WHEREAS, as one of the conditions of making the Loan and advances, credit and other financial accommodations heretofore or hereinafter made to Borrower by Lender, Lender is requiring the execution and delivery of this Agreement.

         NOW, THEREFORE, to induce Lender to make the Loan, and advances, credit and other financial accommodations heretofore or hereinafter made to Borrower by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby represents, warrants, covenants, and otherwise agrees as follows:

         1. Except as set forth in that certain two-volume Phase I Environmental Site Assessment dated August 30, 2001 ( the "2001 SITE ASSESSMENT") prepared by P.T. & L. Environmental Consultants, Inc. under Project No. 012364, and that certain Limited Phase II Environmental Investigation Report dated October 2, 2001 (the "2001 SUPPLEMENTAL REPORT") prepared by P.T. & L. Environmental Consultants, Inc. under Project No. 012380, and except as


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
set forth in that certain Phase I Environmental Site Assessment dated December 1, 1993 (the "1993 SITE ASSESSMENT") prepared by Certified Engineering & Testing Co., Inc. under Project No. N30112 (the 2001 Site Assessment, 2001 Supplemental Report, and 1993 Site Assessment, including all attachments and appendices to the foregoing, are referred to collectively as the "ENVIRONMENTAL REPORT") Borrower represents and warrants, to the best of its knowledge, that there are no Hazardous Substances (as hereinafter defined) in the environment at, upon or under the Property in quantities or concentrations exceeding those allowed pursuant to applicable Environmental Laws and further represents and warrants that during the periods of ownership of the Property by Borrower, and, to the best of its knowledge, prior to Borrower's acquisition of its interest therein, there have not been any Releases of any Hazardous Substances at, upon or under the Property in quantities or concentrations exceeding those allowed pursuant to applicable Environmental Laws. Borrower warrants that it will not cause or allow there to be any Hazardous Substances Managed (as hereinafter defined) at, upon or under the Property in a manner that does not comply with all applicable Environmental Laws or Releases (as hereinafter defined) at, upon or under the Property in violation of applicable Environmental Laws including but not limited to Management (as hereinafter defined) or Releases (as hereinafter defined) in connection with any operations, construction, restoration, rehabilitation, or repairs on or at the Property.

         2. Except as otherwise set forth in the Environmental Report, Borrower represents and warrants that there are no above ground storage tanks ("ASTS") or underground storage tanks ("USTS") at, upon or under the Property, and further represents and warrants that during the periods of ownership of the Property by Borrower, and, to the best of its knowledge, prior to Borrower's acquisition of its interest therein, there have been no ASTs or USTs at, upon or under the Property. Borrower warrants that it will not cause or allow any ASTs or USTs to be installed at, upon or under the Property.

         3. Borrower covenants and agrees (i) to comply with all applicable Environmental Laws (as hereinafter defined) and Environmental Permits (as hereinafter defined); (ii) to require the tenants and others operating on the Property at its request to comply with applicable Environmental Laws and Environmental Permits; (iii) to provide Lender immediate notice of any correspondence, notices, demands or communications of any nature whatsoever received by Borrower relating to any alleged or actual violation, or any investigation of any alleged or actual violation, of any applicable Environmental Law or relating to any alleged or actual presence of Hazardous Substances at, under, over or upon the Property, and to immediately provide Lender copies of any such correspondence, notices, demands or communications which are in writing; (iv) to comply with Borrower's undertaking set forth in that certain letter dated as of the date hereof from Borrower to Lender concerning the 2001 Supplemental Report; and (v) to advise Lender in writing as soon as Borrower becomes aware of any Environmental Condition or circumstance which makes any of Borrower's representations or warranties contained herein incomplete or inaccurate. In the event Lender determines that there is any evidence that any such Environmental Condition or circumstance exists, whether or not described in any communication or notice to Borrower or Lender, Borrower agrees, at its own expense and at the request of Lender, to permit an environmental audit to be conducted by Lender or an independent agent selected by Lender. This provision shall not relieve Borrower from conducting its own environmental audits or taking any other steps necessary to comply with any applicable Environmental Law or Environmental Permits. If, in the opinion of Lender, there exists any uncorrected violation of any applicable Environmental Law or Environmental Permits or any Environmental Condition which requires or may require any cleanup, removal or other remedial action under any applicable Environmental Law, and such cleanup, removal or other remedial action is not conducted in compliance in all respects with all applicable Environmental Laws and in a continuously diligent manner, the same shall, at the option of Lender, constitute an Event of Default under the Loan Agreement.

         4. Lender and Indemnitees (as hereinafter defined) and their respective agents and representatives, shall have the right, subject to the rights of tenants under any lease, at any reasonable time to enter and visit the Property for the purposes of observing the Property, taking and removing soil or groundwater samples, and conducting tests on any part of the Property. Neither Lender nor Indemnitees shall have a duty, however, to visit or observe the Property or to conduct tests, and no site visit, observation or testing by Lender or any Indemnitee shall impose any liability on Lender or any Indemnitee. In no event shall any site visit, observation or testing by Lender or any Indemnitee be a representation that Hazardous Substances are or are not present in, on or under the Property, or that there has been or shall be compliance with any law, regulation or ordinance pertaining to Hazardous Substances or any other applicable governmental law. Neither Borrower nor any other party is entitled to rely on any site visit, observation or testing by Lender or any Indemnitee. BORROWER ACKNOWLEDGES THAT NEITHER LENDER NOR ANY INDEMNITEE OWES ANY DUTY OF CARE TO PROTECT BORROWER OR ANY OTHER PARTY AGAINST, OR TO INFORM BORROWER OR ANY OTHER PARTY OF, ANY HAZARDOUS SUBSTANCES OR ANY OTHER ADVERSE CONDITION AFFECTING THE PROPERTY. Lender and Indemnitees shall disclose to Borrower, and may in the sole and absolute discretion of Lender and Indemnitees disclose to any other party, any report or findings made as a result of, or in connection with, any site visit, observation or testing by Lender or Indemnitees. Borrower understands and agrees that neither Lender nor Indemnitees makes any representation or warranty to Borrower or any other party regarding the truth, accuracy or completeness of any such report or findings that may be disclosed. Borrower also understands that, depending on the results of any site visit, observation or testing by Lender or any Indemnitee which are disclosed to Borrower, Borrower may have a legal obligation to notify one or more environmental agencies of the results and that such reporting requirements are site-specific and are to be evaluated by Borrower without advice or assistance from Lenders or Indemnitees. Lender or any Indemnitee shall give Borrower reasonable notice before entering the Property, and any such party shall make reasonable efforts to avoid interfering with Borrower's or Ground Lessee's (as such term is defined in the Mortgage) use of the Property in exercising any rights provided in this PARAGRAPH 4.

         5. Borrower represents and warrants that (i) all necessary Environmental Permits pertaining to the Property have been obtained by the appropriate party, and that all reports, notices, and other documents required under any applicable Environmental Law in connection with the Property have been filed; (ii) Borrower is not a party to any litigation or administrative proceeding arising under any applicable Environmental Law in connection with the Property, nor to the best knowledge of Borrower is there any such litigation or proceeding contemplated or threatened; (iii) to its best knowledge the Property is free from any judgment, decree, order or citation related to or arising out of any applicable Environmental Law; and (iv) until the Loan is paid in full, the Property shall not be used in any manner that would either subject the Property or any part thereof to the provisions of the New Jersey Industrial Site Recovery Act, N.J.S.A.

13:1k-6 et seq ("ISRA") or cause the Property to be deemed an "industrial establishment" unless subject to a valid "de Minimis Quantity Exemption" pursuant to the provisions of ISRA.

         6. Borrower covenants and agrees that it will indemnify, defend and hold harmless Lender and any and all current, future or former officers, directors, employees or agents of Lender (collectively, the "INDEMNITEES") from any and all Losses (as hereinafter defined) in any way arising from: (i) any breach of any covenant, representation or warranty in this Agreement; (ii) any Environmental Liability (as hereinafter defined); (iii) any failure to obtain or comply with any Environmental Permit; (iv) any Release (as hereinafter defined);
(v) any Management; (vi) any Environmental Condition (as hereinafter defined);
(vii) the presence of any Hazardous Substance at any property other than the Property which is present due to either (A) any direct or indirect transportation whatsoever of a Hazardous Substance from the Property, or by any Indemnitor, to the property at which such Hazardous Substance is present and cause any tenant or occupant of the Property to cause an indemnity like this to be delivered in the Lender's favor and any guarantors or subtenants or (B) migration or other movement from the Property to such other property of a Hazardous Substance Released at the Property; and (viii) any Response (as hereinafter defined) arising out of or in connection with any of the matters described in this PARAGRAPH 6. This indemnification shall not apply to matters arising due to Lender's gross negligence or willful misconduct. Borrower's defense of Lender pursuant to this PARAGRAPH 6 shall be by legal counsel retained by Borrower and acceptable to Lender, in Lender's reasonable judgment, it being acknowledged that Borrower's current legal counsel in connection with the Loan would be acceptable for such purpose, and all out-of-pocket costs associated therewith including all legal fees, costs and expenses of all actions and reasonable legal fees of additional counsel appointed by Lender to supervise any actions, shall be paid by Borrower.

         7. Borrower hereby consents and agrees that Lender or any Indemnitee may at any time and from time to time without further consent from Borrower do any of the following events, and the liability of Borrower under this Agreement shall be unconditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to Borrower or with or without consideration: (i) any extensions of time for performance required by any of the Loan Documents or extension or renewal of the Note; (ii) any sale, assignment or foreclosure of the Note, the Mortgage or any of the other Loan Documents or any sale or transfer of the Property (whether by deed in lieu of foreclosure or otherwise); (iii) any change in the composition of Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by Borrower herein or in any of the Loan Documents; (v) the release of Borrower or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender's or Indemnitees' voluntary act or otherwise; (vi) the release or substitution in whole or in part of any security for the Loan; (vii) Lender's failure to record the Mortgage or to file any financing statement (or Lender's improper recording or filing thereof) or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the Loan; (viii) the modification of the terms of any one or more of the Loan Documents; or (ix) the taking or failure to take any action of any type whatsoever. No such action which Lender or any Indemnitee shall take or fail to take in connection with the Loan Documents or any collateral for the Loan, nor any course of dealing with Borrower or any other person, shall limit, impair or release Borrower's obligations hereunder, affect this Agreement in any way or afford Borrower any recourse against Lender or any Indemnitee. Nothing contained in this PARAGRAPH 7 shall be


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
construed to require Lender or any Indemnitee to take or refrain from taking any action referred to herein.

         8.       The following definitions apply throughout this Agreement:

         (a) The term " ENVIRONMENTAL CONDITION" shall mean the presence of any Hazardous Substance at, upon, over, under or emanating from the Property.

         (b) The term "ENVIRONMENTAL LAWS" shall mean all federal, state, and local laws, statutes, rules, regulations, ordinances, permits, guides, orders, consent decrees, including with respect to the forgoing, any judicial and administrative actions and decrees, relating to health, safety and environmental matters as now exist and as may be enacted or amended after the date hereof. Such laws and regulations include, but are not limited to, the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., as amended; the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., as amended ("CERCLA"); the Toxic Substance Control Act, 15 U.S.C. Section 2601 et seq., as amended; the Clean Water Act 33 U.S.C.
                  Section 1251 et seq., as amended; the Clean Air Act, 42 U.S.C.
                  Section 7401 et seq., as amended; the Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 et seq., as amended; the Industrial Site Recovery Act, N.J.S.A. 13:1k-6 et seq., as amended; the Underground Storage of Hazardous Substances Act, N.J.S.A. 58:10A-21 et seq., as amended; the Toxic Catastrophe Prevention Act, N.J.S.A. 13:1K-19, et seq., as amended; the Worker and Community Right to Know Act, N.J.S.A. 34:5A-1, et seq., as amended; the Pollution Prevention Act, N.J.S.A. 13:D-35, et seq., as amended; the Solid Waste Management Act, N.J.S.A. 13:1E-1, et seq., as amended; the Solid Waste Utility Control Act, N.J.S.A. 48:13A-1, et seq., as amended; the Air Pollution Control Act, N.J.S.A. 26:2C-1, et seq., as amended; the Water Pollution Control Act, N.J.S.A. 58:10A-1, et seq., as amended; the Flood Hazard Control Act, N.J.S.A. 58:16A-50, et seq., as amended; the Freshwater Wetlands Protection Act, N.J.S.A. 12:3-1, et seq., as amended; the Noise Control Act, N.J.S.A. 13:IG-1, et seq., as amended; the Pesticide Control Act, N.J.S.A. 13:1F-1, et seq., as amended; federal, state and local environmental cleanup programs; federal, state and local environmental lien programs; Occupational Safety and Health Act of 1970, 29 U.S.C. Section 651 et seq., as amended ("OSHA"); and U.S. Department of Transportation regulations applicable to the transportation of Hazardous Substances.

         (c) The term "ENVIRONMENTAL LIABILITY" shall mean any and all liabilities, whether fixed, absolute, or contingent, arising under any applicable Environmental Law or arising under or in connection with any Environmental Permit or Environmental Condition; any and all claims of any nature whatsoever by a third party (including but not limited to governmental agencies) arising in any way under any applicable Environmental Law or arising under or in connection with any Environmental Permit or Environmental Condition, including but not limited to demands for environmental cleanup, investigation or corrective action; any and all Losses incurred or sustained as a result of alleged or actual violations of applicable Environmental Laws or Environmental Permits, any and all alleged or actual Environmental Conditions, any and all Releases, any and all Management, or any and all Responses.


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
                  (d) The term "ENVIRONMENTAL PERMIT" shall mean authorization by any governmental entity to conduct activities governed in whole or in part by one or more Environmental Laws.

                  (e) The term "HAZARDOUS SUBSTANCE" shall mean hazardous substances, hazardous wastes, hazardous waste constituents, hazardous by-products, hazardous materials, hazardous chemicals, extremely hazardous substances, pesticides, oil and other petroleum products and toxic substances, including, without limitation, asbestos and PCBs, as those terms are defined pursuant to or encompassed by any Environmental Law or by trade custom and usage.

                  (f) The term "LENDER" shall mean and include Lender and Lender's successors, assigns, parents, subsidiaries and affiliated companies, and legal representatives, including all other holders, from time to time, of the Note or any participation therein.

                  (g) The terms "LOSS" or "LOSSES" shall mean any and all costs, expenses and expenditures, including, without limitation, court costs and reasonable attorneys', experts' and consultants' fees and costs of litigation or any other losses whatsoever, including, without limitation, costs and expenses of investigation, cleanup, prevention of migration, monitoring, evaluating, assessment, removal or remediation of Hazardous Substances whether or not such costs or expenses are incurred in response to any governmental or third party action, claim or directive; damages; punitive damages actually awarded; obligations; deficiencies; liabilities, whether fixed, absolute, accrued, contingent or otherwise and whether direct, primary or secondary, known or unknown; claims; encumbrances; penalties; demands; assessments; and judgments.

                  (h) The terms "MANAGE", "MANAGED" or "MANAGEMENT " shall mean the generation, handling, manufacturing, processing, treatment, storing, use, reuse, refinement, recycling, reclaiming, blending, burning, recovery, incineration, accumulation, transportation, transfer, disposal, release or abandonment of any Hazardous Substances, by any person at any property (including but not limited to facilities or properties other than the Property, as applicable).

                  (i) The terms "RELEASE", "RELEASED" or "RELEASES " shall mean any actual or threatened spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of Hazardous Substances into the environment.

                  (j) The terms "RESPOND" or "RESPONSE" shall mean any action taken by any person, whether or not in response to a governmental or third party action, claim or directive, to correct, remove, remediate, clean up, prevent migration of, monitor, evaluate, investigate or assess, as appropriate, any Release of a Hazardous Substance, Environmental Condition, Management or actual or alleged violation of an Environmental Law or Environmental Permit.

         9. The representations, warranties, covenants and agreements contained in this Agreement, including, but not limited to, the obligations of Borrower to indemnify Lender and the other Indemnitees as set forth in PARAGRAPH 6 hereof, shall survive the foreclosure of any lien on the Property by Lender or a third party or the conveyance thereof by deed in lieu of foreclosure (and shall not be limited to the amount of any deficiency in any foreclosure sale of

Property) and all other indicia of the termination of the relationship between Borrower and Lender, including, but not limited to, the repayment of all amounts due under the Loan Documents, the cancellation of the Note and the release of any and all of the Loan Documents.

         10. Notwithstanding any other provisions hereof, the Borrower shall have no personal liability to the Lender in respect of this Agreement and the Lender's remedies hereunder shall be limited to the Security (as that term is defined in the Loan Agreement), except in the case of any claim arising out of fraud or intentional misrepresentation by the Borrower or either of its immediate predecessors in title to the Property in connection with the execution and delivery of this Agreement or any of the other Loan Documents.

         11. In the event that Lender or any of the other Indemnitees incurs any costs (including reasonable attorneys' fees, and expenses and court costs) or Losses to collect or enforce Borrower's obligations hereunder, Borrower shall, upon demand by Lender or the other Indemnitees, immediately reimburse Lender or the other Indemnitees therefor, plus interest from the date so incurred until paid at the Default Interest Rate (as that term is defined in the Note), including, but not limited to, reasonable attorneys' fees and expenses and court costs incurred in any litigation, and bankruptcy and administrative proceedings, and appeals therefrom.

         12. Notwithstanding anything to the contrary contained in any of the other Loan Documents, the obligations and liabilities of Borrower and shall be binding upon and enforceable against Borrower and its successors and assigns.

         13. Any notice or demand that Lender or Borrower may desire or be required to give to the other such party shall be in writing and shall be given and deemed received in accordance with the provisions of Section 10.7 of the Loan Agreement.

         14. All rights and remedies set forth in this Agreement are cumulative, and Lender may recover judgment thereon, issue execution therefor, and resort to every other right or remedy available at law or in equity, without first exhausting and without affecting or impairing the security of any right or remedy afforded hereby. Unless expressly provided in this Agreement to the contrary, no consent or waiver, whether express or implied, by any party to or of any breach or default by any other party in the performance by such other party of its obligations hereunder shall be deemed a consent to or waiver of the performance of any other obligation hereunder. Any claim asserted by Lender under this Agreement must be brought within one (1) year after (i) repayment in full of the Loan or (ii) the Lender's sale of the Property after obtaining title thereto.

         15. If any provision of this Agreement, or any paragraph, sentence, clause, phrase or word, or the application thereof, in any circumstance, is held invalid, the validity of the remainder of this Agreement shall be construed as if such invalid part were never included herein. As used in this Agreement, the singular shall include the plural and vice-versa, and masculine, feminine and neuter pronouns shall be fully interchangeable, when the context so requires.

         16. To the extent permitted by law, Borrower, for itself and its successors, hereby waives and agrees not to assert or take advantage of (i) any assertion or claim that the automatic stay provided by 11 U.S.C. Section 362 (arising upon the voluntary or involuntary bankruptcy proceeding of Borrower) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of any Indemnitee to enforce any of its rights, whether now or hereafter acquired, which any Indemnitee may have against Borrower or the collateral for the Loan, and (ii) any modification of the Loan Documents or any obligation of Borrower relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended or recodified (the "BANKRUPTCY CODE"), or under any other present or future federal or state law or statute regarding bankruptcy, reorganization or other relief to debtors (collectively, "DEBTOR RELIEF LAWS"), or otherwise. Borrower covenants and agrees that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against any Borrower, Borrower shall not seek a supplemental stay or otherwise pursuant to 11 U.S.C. Section 105 or any other provision of the Bankruptcy Code or any other Debtor Relief Laws, to stay, interdict, condition, reduce or inhibit the ability of any Indemnitee to enforce any rights of any Indemnitee against Borrower by virtue of this Agreement or otherwise.

         17. Reference to the Borrower herein shall be deemed to include both of Borrower's immediate predecessors in title to the Property.

         18. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.

         19. THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO, SHALL BE DETERMINED UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO NEW YORK CHOICE OR CONFLICTS OF LAW PRINCIPLES). BORROWER AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED EITHER IN STATE OR FEDERAL COURTS LOCATED IN BERGEN COUNTY, NEW JERSEY OR, AT THE SOLE OPTION OF LENDER, IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, OR IN ANY OTHER COURT IN WHICH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS PARAGRAPH 19. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWER HEREBY WAIVES PERSONAL SERVICE OF PROCESS UPON BORROWER, AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO BORROWER AT THE ADDRESS PROVIDED FOR IN PARAGRAPH 13 OF THIS AGREEMENT AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT.


              [The balance of this page intentionally left blank.]


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
20. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWER AND LENDER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT, OR IN ANY WAY CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE DEALINGS OF BORROWER AND LENDER WITH RESPECT TO THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWER AND LENDER HEREBY AGREE THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT BORROWER OR LENDER MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF LENDER AND BORROWER TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. BORROWER AGREES THAT IT WILL NOT ASSERT ANY CLAIM AGAINST LENDER ON THE THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES.

         IN WITNESS WHEREOF, Borrower has executed this Agreement as of the date set forth above.

Witness:                                ALX OF PARAMUS LLC


/s/ Patrick Hogan                       By: /s/ Joseph Macnow
                                        Joseph Macnow, Executive Vice President
                                        of Finance and Administration

/s/ Brian Kurtz                         By: /s/ Steven Santora
                                        Steven Santora, Assistant Secretary

                                    EXHIBIT A
                                LEGAL DESCRIPTION

PARCEL I:

BEING ALL that tract or parcel of land and premises, situated, lying and being in the Borough of Paramus, County of Bergen State of New Jersey and being more particularly described as follows:

Beginning at the point of intersection of the Northerly line of New Jersey State Highway Route 4 (being 65.00 feet measured at right angles from the center line) with the Easterly line of the Garden State Parkway all as shown on a certain map entitled "Major Subdivision for Paramus/Alexander's/Hahn/Somes-Alterman, N.J.S.H. Route 4 West and J.J.S.H. Route 17 South, Paramus, Bergen County, New Jersey", prepared by Lapatka Associates, Inc., dated 12-24-87 and bearing 1-16-89 as its latest revision date, filed in the Bergen County Clerk's Office on 10-4-89 as Map No. 8695 and running; thence,

1) Along the Easterly line of the Garden State Parkway, North 60 Degrees and 27 minutes and 15 seconds East, 428.16 feet to a point; thence,

2)       Along the same, North 59 degrees and 19 minutes and 52 seconds East,
         199.97 feet to a point; thence,

3)       Along the same, North 57 degrees and 31 minutes and 44 seconds East,
         195.58 feet to a point; thence,

4)       Along the same, North 53 degrees and 35 minutes and 28 seconds East,
         198.81 feet to a point; thence,

5)       Along the same, North 49 degrees and 42 minutes and 46 seconds East,
         197.95 feet to a point; thence,

6)       Along the same, North 46 degrees and 32 minutes and 53 seconds East,
         287.90 feet to a point; thence,

7)       Along the same, North 41 degrees and 09 minutes and 46 seconds East,
         232.45 feet to a point; thence,

8) Continuing along the Easterly line of the Garden State Parkway, North 37 degrees and 42 minutes and 15 seconds East, 88.66 feet to a point; thence,

9) Along the Southerly line of Lot 1 in Block 1201 as shown on the referenced subdivision, South 51 degrees and 53 minutes and 42 seconds East, 205.30 feet to a point; thence,


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
10) Along the Easterly line of Lot 1 in Block 1201, North 38 degrees and 06 minutes and 18 seconds East, 85.00 feet to a point; thence,

11) Along the Southerly line of Lot 2 in Block 1201 as shown on the referenced subdivision, South 51 degrees and 53 minutes and 42 seconds East, 400.00 feet to a point; thence

12) Along the Easterly line of Lot 2 in Block 1201, North 38 degrees and 06 minutes and 18 seconds East, 15.00 feet to a point; thence,

13) Along the Southerly line of Lot 12 in Block 1201 as shown on the referenced subdivision, South 51 degrees and 53 minutes and 42 seconds East, 140.72 feet to a point; thence

14) Along the Westerly line of N.J.S.H Route 17 (120.00 feet wide), South 07 degrees and 53 minutes and 26 seconds West, 385.88 feet to a point; thence,

15) Along the Easterly line of Lot 7 in Block 1202 as shown on the referenced subdivision, North 02 degrees and 31 minutes and 19 seconds West, 42.63 feet to a point on a curve; thence,

16) Westerly, along the Northerly line of Lot 7 in Block 1202 on a curve to the right having a radius of 25.00 feet, central angle of 73 degrees and 42 minutes and 40 seconds (chord bearing North 89 degrees and 01 minutes and 40 seconds West), an arc distance of 32.16 feet to a point of tangency; thence,

17)      Along the same, North 52 degrees and 10 minutes and 20 seconds West,
         97.92 feet to a point; thence,

18) Along a Westerly line of Lot 7 in Block 1202, South 39 degrees and 35 minutes and 56 seconds West, 111.89 feet to a point; thence,

19)      Along the same, South 37 degrees and 39 minutes and 55 seconds West,
         93.00 feet to a point; thence,

20) Along a Southerly line of Lot 7 in Block 1202, South 52 degrees and 20 minutes and 05 seconds East, 100.00 feet to a point; thence,

21) Along a Westerly line of Lot 7 in Block 1202, South 37 degrees and 39 minutes and 55 seconds West, 25.00 feet to a point; thence,

22) Along a Southerly line of Lot 7 in Block 1202, South 52 degrees and 20 minutes and 05 seconds West, 176.20 feet to a point; thence,

23) Along the Westerly line of N.J.S.H. Route 17, South 07 degrees and 53 minutes and 26 seconds West, 1.49 feet to a point; thence,


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
24)      Along the same, South 07 degrees and 37 minutes and 51 seconds West,
         44.71 feet to a point; thence,

25) Along the Northerly line of existing Lot 2 in Block 1203 being lands, now or formerly, of the New Jersey Department of Transportation, North 52 degrees and 20 minutes and 05 seconds West, 9.32 feet to a point; thence,

26) Along the Westerly line of existing lot 2 in Block 1203, South 37 degrees and 39 minutes and 55 seconds West, 100.00 feet to a point; thence,

27) Along the Southerly line of the same and existing Lot 3 in Block 1203 being lands, now or formerly, of Gabriel Associates, South 52 degrees and 20 minutes and 05 seconds East, 67.13 feet to a point; thence,

28) Along the Westerly line of N.J.S.H. Route 17, South 07 degrees and 37 minutes and 51 seconds West, 4.46 feet to a point of curvature; thence,

29) Southwesterly, along the Westerly line of the ramp from N.J.S,H. Route 17 (Southbound) to N.J.S.H. Route 4 (Westbound) on a curve to the right having a radius of 290.00 feet, an arc distance of 254.39 feet to a point of tangency; thence,

30)      Along the same, South 57 degrees and 53 minutes and 26 seconds West,
         281.78 feet to a point; thence,

31)      Along the same, South 70 degrees and 18 minutes and 16 seconds West,
         111.35 feet to a point; thence,

32)      Along the same, North 87 degrees and 45 minutes and 06 seconds West,
         81.43 feet to a point; thence,

Along the Northerly line of N.J.S.H. Route 4, North 72 degrees and 06 minutes and 34 seconds West, 1,490.31 feet to the point or place of beginning.

Subject to easements and restrictions of record.

Being Lot 1 in Block 1202 as appearing on the referenced Subdivision Map No. 8695 containing 1,712,916 square feet or 39.3231 acres more or less.

Excepting therefrom lands acquired by the State of New Jersey by the Commissioner of Transportation pursuant to Declaration of Taking for Road Widening, recorded November 25, 1997, in Book 8023, Page 304, as instrument #144855.

Including specifically that part of Lot 7, in Block 1202, pursuant to Deed Book 8042, Page 097, (Exchange Deed, between The State of New Jersey, Department of Transportation and


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
Alexander's Department Stores of New Jersey, Inc.), recorded February 6, 1998, as instrument #018103.

PARCEL II:

BEING ALL that tract or parcel of land and premises, situated, lying and being in the Borough of Paramus, County of Bergen State of New Jersey and being more particularly described as follows:

Beginning at the intersection of the Westerly right of way line of the Garden State Parkway and the new Southerly line of Tax Map Lot 7 in Tax Map Block 1802, said point having a New Jersey State Plane Grid Coordinate of North 763,178.759 and East 2,163,678.175, all as laid down on a certain map entitled "Location Survey, Lot 3, Block 1101, Paramus, Bergen County, New Jersey", dated 10-26-93 and bearing 2-8-94 as its latest revision date, prepared by Lapatka Associates, Inc., Paramus, New Jersey. Said point also being measured Southwesterly along the Westerly right of way line of the Garden State Parkway from its intersection with the Southerly R.O.W. Line of Century Road, all as laid down on a certain map entitled "Garden State Parkway, Section 1, Survey of Westerly right of way line, South of Century Road, Paramus, N.J.", dated November 23, 1966, Sheet No. 32 of 33, prepared by Boswell Engineering Company, Ridgefield Park, New Jersey, along the following bearings and distances:

A) South 10 degrees and 11 minutes and 03 seconds West, along the Westerly right of way line of the Garden State Parkway as described above, for a distance of 136.71 feet to a bend in the same; thence,

B) South 05 degrees and 33 minutes and 26 seconds West, along the same, for a distance of 185.87 feet to a bend in the same; thence,

C) South 09 degrees and 55 minutes and 07 seconds West, along the same, for a distance of 185.78 feet to a bend in the same; thence,

D) South 14 degrees and 54 minutes and 37 seconds West, along the same, for a distance of 174.89 feet to a bend in the same; thence,

E) South 20 degrees and 48 minutes and 46 seconds West, along the same, for a distance of 182.94 feet to a bend in the same; thence,

F) South 25 degrees and 46 minutes and 10 seconds West, along the same, for a distance of 161.01 feet to a bend in the same; thence,

G) South 28 degrees and 52 minutes and 02 seconds West, along the same, for a distance of 82.49 feet to the new Southerly line of Tax Map Lot 7 in Tax Map Block 1802, being the point and place of beginning and running from the beginning point hereindescribed; thence,


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
1) South 28 degrees and 52 minutes and 02 seconds West, along the Westerly right of way line of the Garden State Parkway as described above, for a distance of 95.64 feet to a bend in the same; thence,

2) South 34 degrees and 53 minutes and 01 seconds West, along the same, for a distance of 173.10 feet to a bend in the same; thence,

3) South 37 degrees and 55 minutes and 47 seconds West, along the same, for a distance of 183.83 feet to a bend in the same; thence,

4) South 41 degrees and 07 minutes and 31 seconds West, along the same, for a distance of 177.89 feet to a bend in the same; thence,

5) South 43 degrees and 34 minutes and 47 seconds West, along the same, for a distance of 171.17 feet to a bend in the same; thence,

6) South 47 degrees and 27 minutes and 33 seconds West, along the same, for a distance of 30.73 feet to its intersection with the Northerly right of way line of Summit Avenue extended, as laid down on a certain map entitled "Map Showing S.E. Wood - Summit Avenue Subdivision, West Hackensack, Midland Township, Bergen County, New Jersey", filed in the Bergen County Clerk 's Office on June 16, 1997 as Map No. 773; thence,

7) North 52 degrees and 20 minutes and 05 seconds West, along the Northerly right of way line of Summit Avenue extended, for a distance of 20.00 feet more or less to the centerline of Sprout Brook as it previously existed; thence,

8) Northerly, along the various courses of the "centerline of Sprout Brook as located in the field" as it formerly existed and laid down on a certain map entitled "New Jersey Highway Authority, Garden State Parkway, Section I, General Property Map", Sheets No. 29 and 30 of 33, prepared by Fay, Spofford & Thorndike, Consulting Engineers, Boston, Massachusetts and Clifton, New Jersey, for a distance of approximately 960 feet to its intersection with the aforementioned new Southerly line of Tax Map Lot 7 in Tax Map Block 1802; thence,

9) South 52 degrees and 36 minutes and 40 seconds East, along the new Southerly line of Tax Map Lot 7 in Tax Map Block 1802, for a distance of approximately 370 feet to the point and place of beginning.

TOGETHER with all right, title and interest in and to that certain limited Easement for Right of way as set forth in Deed Book 7796, Page 505, Bergen County, New Jersey.

                                    EXHIBIT C



                  SCHEDULE OF PERMITTED LIENS AND ENCUMBRANCES



1. Liens and encumbrances reflected on the mark-up of title report as issued at closing of the Mortgage

2.       The Fee Mortgage

3.       The Ground Lease

4.       The Guaranty

5. A mortgage securing a loan for the construction by the Ground Lessee of the initial improvements on the Property, provided (i) such mortgage is fully subordinated to the Fee Mortgage, (ii) the holder of such mortgage is and remains an entity which is a member of the IKEA Group of companies, (iii) neither such mortgage nor any participation in such mortgage may be sold, assigned, collateralized or securitized and (iv) such mortgage may not be recorded until all improvements funded by such loan have been fully completed and the Ground Lessee shall have taken possession and commenced operation of such improvements pursuant to the Ground Lease.

                                    EXHIBIT D



                              FORM OF FEE MORTGAGE

                                    [TO COME]

                                    EXHIBIT E




                                LIMITED RECOURSE
                                 PROMISSORY NOTE


Amount: USD 68,000,000.00                                        October 2, 2001

         FOR VALUE RECEIVED, ALX of Paramus LLC, a limited liability company organized under the laws of the State of Delaware with an office at 210 Route 4 East, Paramus, New Jersey 07652 (the "Borrower") unconditionally promises to pay to Svenska Handelsbanken AB (publ), including any branch, agency or other office located at 153 East 53rd Street, New York, New York 10022 (the "Bank"), the principal sum of Sixty-Eight Million US Dollars (USD 68,000,000) and to pay interest on the unpaid principal amount hereof at a rate per annum as set forth below.

         This Note is issued pursuant to the terms of a loan agreement dated as of October 2, 2001 between the Borrower and the Bank (the "Loan Agreement"), and is subject to the terms thereof and is entitled to the benefits therein provided. In the event of any discrepancy between the terms hereof and the Loan Agreement, the Loan Agreement shall govern.

         The principal hereof shall be repayable in installments in accordance with the terms of the Loan Agreement. Interest hereon shall accrue at the rates and be payable at the times and place in the manner set forth in the Loan Agreement. The principal and interest on this Note shall be payable in lawful money of the United States in immediately available funds without set-off or counterclaim.

         Upon the occurrence of an Event of Default as defined in the Loan Agreement, the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Loan Agreement, without presentment, demand, protest or notice of any kind, each of which is hereby expressly waived by the Borrower.

         This Note may only be prepaid in accordance with the terms of the Loan Agreement.

         This Note is secured by and entitled to the benefits of the Mortgage, Security Agreement and Fixture Financing Statement of this date (the "Mortgage"), between the Bank and the Borrower. In the event of non-payment of this Note, the Bank shall have no recourse to the Borrower personally, except as may be otherwise provided in the Loan Agreement.

         The Borrower acknowledges that the Loan evidenced by this Note is a commercial transaction and waives its rights to notice and hearing allowed by any state or federal law with respect to any prejudgement remedy which the holder may desire to use, and further, waives diligence, demand, presentment for payment, notice of nonpayment, protest and notice of protest, and notice of any renewals or extensions of this note. The Borrower acknowledges that it makes this waiver knowingly, voluntarily, without duress and only after extensive consideration of the ramifications of this waiver with its attorney.

         THE BORROWER WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION, PROCEEDING OR ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS NOTE OR THE FINANCING TRANSACTION OF WHICH THIS NOTE IS A PART OF THE DEFENSE OR ENFORCEMENT OF ANY OF THE HOLDER'S RIGHTS AND REMEDIES IN CONNECTION THEREWITH. THE BORROWER ACKNOWLEDGES THAT IT MAKES THIS

WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEY.

         This Note shall be governed by and interpreted in accordance with the laws of the State of New York.

         Executed as of the date set forth above.

                                             ALX OF PARAMUS LLC

Attest:  /s/ Patrick Hogan                   By: /s/ Joseph Macnow
                                             Name: Joseph Macnow
                                             Title: Executive Vice President
                                                    Finance and Administration

                                    EXHIBIT F

                               NOTICE OF BORROWING

                                    EXHIBIT G



                               ESCROW INSTRUCTIONS

         THESE ESCROW INSTRUCTIONS ("Escrow Instructions"), dated as of October 4, 2001, are by and among Svenska Handelsbanken AB (publ), a banking corporation organized under the laws of the Kingdom of Sweden, including any branch, agency or other office thereof located at 153 East 53rd Street, 37th Floor, New York, NY 10022 ("BANK"), ALX of Paramus LLC, a limited liability company organized under the laws of the State of Delaware ("BORROWER"), IKEA Property, Inc., a corporation organized under the laws of the State of Delaware ("LESSEE"), and The Bank of New York, a corporation organized under the laws of the State of New York, as escrow agent ("Escrow Agent").

         WHEREAS, simultaneously herewith BORROWER, as Lessor, is entering into a Ground Lease with LESSEE, dated as of the date hereof, pursuant to which LESSEE will lease certain Property (as defined therein) from BORROWER for a term of forty (40) years; and

         WHEREAS, simultaneously herewith BORROWER is entering into a Loan Agreement, dated as of the date hereof, with BANK pursuant to which BANK will lend to BORROWER, the principal amount of USD 68,000,000 for a term of ten (10) years (the "Loan"); and

         WHEREAS, pursuant to the Loan Agreement, BORROWER has agreed to secure the Loan by, among others, assignment to BANK of (i) leases and rents relating to the Property, including (but not limited to) the Ground

Lease and rents thereunder, and (ii) a Guaranty and Agreement dated as of the date hereof from Ikea Holding US, Inc., a Delaware corporation, as guarantor ("GUARANTOR"), pursuant to which GUARANTOR has guaranteed LESSEE's obligations under the Ground Lease; and in furtherance thereof BORROWER is entering into an Assignment of Leases and Rents dated as of the date hereof ("Assignment"); and

         WHEREAS, BORROWER, LESSEE and BANK desire to enter into these Escrow Instructions in furtherance of the Loan Agreement and the Ground Lease for the purpose of establishing payment procedures in respect of (i) Fixed Rent (as defined in the Ground Lease) payable by LESSEE under the Ground Lease; and (ii) interest payable by BORROWER to BANK pursuant to the Loan Agreement; and

         WHEREAS, all acts, conditions and things required by law to exist, to have happened and to have been performed precedent to and in connection with the execution and delivery of these Escrow Instructions do exist, have happened and have been performed in due time, form and manner as required by law and the parties hereto are duly authorized to execute and deliver these Escrow Instructions.

         NOW, THEREFORE, in furtherance of the Assignment to secure the payment of interest payable under the Loan Agreement out of Fixed Rent payable under the Ground Lease, for the benefit of BANK, and its successors and assigns, and intending to be legally bound hereby, BORROWER, LESSEE and BANK have entered into these Escrow Instructions to Escrow Agent, and hereby confirm and agree that Escrow Agent, acting as agent for BANK, to the extent of Loan Interest payable under the Loan Agreement, has a first priority security interest in all funds paid to Escrow Agent hereunder, and in all accounts, and funds therein, together with all monies, documents, instruments, receipts and investments now or hereafter acquired by Escrow Agent hereunder in its capacity as such, and all general intangibles and accounts (as those terms are defined by the New York Uniform Commercial Code) of BORROWER or LESSEE arising from or related to the funds and security interest described in these Escrow Instructions, both those now in existence and those that shall hereafter arise, together with the proceeds thereof (the "Collateral") and that Escrow Agent is receiving, holding and disbursing the Collateral as agent for the BANK.

         TO HAVE AND TO HOLD, the Collateral to Escrow Agent and its successors and its assigns forever for the benefit of the BANK, as security, as set forth herein, subject to the covenants and conditions hereinafter set forth.

                                    Article 1
                         DEFINITIONS AND RULES OF USAGE

         As used herein, unless the context otherwise requires, capitalized terms used and not defined herein shall have the respective meanings assigned to them in the Loan Agreement (a copy of which will be provided to Escrow Agent by the Bank), and are incorporated herein by reference. In addition, the following terms used herein shall have the following meanings:

         "Eligible Institution" shall mean a bank or trust company formed under the laws of the United States or any State thereof, or a State-registered branch of a foreign bank, in any case with aggregate assets or funds held in trust in excess of USD $1 billion.

         "Loan Interest" shall mean interest payable at the Applicable Rate or the Default Interest Rate, as the case may be, as defined in the Loan Agreement.

         "Operative Documents" shall mean the Loan Agreement, the Assignment and the Ground Lease.

         "Permitted Investments" shall mean a money market fund having a rating of at least AaM or AaM-G by S&P or equivalent by Moody's.

                                    Article 2
               ESTABLISHMENT OF ESCROW ACCOUNT; STATUS OF PARTIES

         2.1 Escrow Account. There is hereby established with Escrow Agent a special account designated the "ALX PARAMUS Escrow Account", herein referred to as the "Escrow Account". Escrow Agent shall maintain the Escrow Account, separate and apart from all other funds and monies held by it, and shall deposit into, withdraw and transfer any sums contained therein only as provided in these Escrow Instructions. Escrow Agent shall administer and maintain the Escrow Account in accordance with the terms of these Escrow Instructions.

         2.2 Ownership of the Escrow Account. BORROWER is the owner of the Escrow Account for Federal income tax purposes and will be subject to Federal income tax on the net earnings, if any, of the Escrow Account, but shall not be entitled to possession of any funds on deposit in the Escrow Account, until the earlier of such time as (x) the liens of the Assignment have been released and discharged or (y) such funds have been transferred to BORROWER from the Escrow Account in accordance with Article 3 hereof.

         2.3 Capacity of Escrow Agent.

                  (a) Escrow Agent as Agent for the BANK. Escrow Agent is acting hereunder as agent of and solely for the benefit of the BANK, for purposes of receiving, holding and disbursing such monies and investments (collectively, "Escrow Property") as are at any time held by Escrow Agent in the Escrow Account pursuant to these Escrow Instructions and in disbursing, transferring, and otherwise handling such Escrow Property. Escrow Agent is holding such Escrow Property and security interest subject to the terms, conditions and provisions hereof. Subject to the terms and conditions hereof, Escrow Agent, for the benefit of the BANK, shall have sole dominion and control of the Escrow Account, and, provided that Escrow Agent shall comply with the terms hereof, BORROWER shall have no rights of withdrawal therefrom prior to disbursement to BORROWER from the Escrow Account and the release and discharge of such security interest as provided herein.

                  (b) Acceptance of Appointment. Escrow Agent hereby accepts its appointment and agrees to act as set forth in these Escrow Instructions. Each of the parties hereto consents to the appointment of Escrow Agent and to the acceptance by Escrow Agent of such appointment.

         2.4 Direction of Payments to Escrow Agent. BORROWER hereby irrevocably directs LESSEE to make all payments of Fixed Rent (or payments in lieu thereof) under or pursuant to the Ground Lease to Escrow Agent (collectively, "Assigned Payments") for disbursement as hereinafter provided. BORROWER and LESSEE shall cause all payments of Assigned Payments to be made to Escrow Agent and Escrow Agent shall disburse such payments in accordance with these Escrow Instructions. BORROWER will cause any payments of Assigned Payments mistakenly made to BORROWER by LESSEE to be promptly paid over to Escrow Agent hereunder. BORROWER, upon request of Escrow Agent, promptly shall execute and deliver any instrument, assignment or other instruction consistent with or in furtherance of the direction of all payments of Assigned Payments to Escrow Agent pursuant to this
Section 2.4.

                                    Article 3
                  ESTABLISHMENT AND ADMINISTRATION OF ACCOUNT;

           Receipt and Disbursement of Monies Received By Escrow Agent

         3.1      Escrow Account, Payment Instructions; Flow of funds.

                  (a) DEPOSIT OF MONIES RECEIVED. All payment of Assigned Payments received by Escrow Agent shall immediately be deposited in the Escrow Account for application as set forth herein. All Assigned Payments received by BORROWER shall be promptly turned over to Escrow Agent for deposit into the Escrow Account.

                  (b) Flow of funds. Promptly upon the receipt by Escrow Agent of any Assigned Payment, Escrow Agent shall apply such Assigned Payment in the order and according to the priorities set forth below:

                           (i) by transferring to the BANK any amounts certified
by the BANK to Escrow Agent as being due and owing thereto in respect of Loan Interest; and


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
                           (ii) by transferring to BORROWER all remaining funds.

provided that if BANK shall not have given Escrow Agent a Payment Notice (as hereinafter in Section 3.2 provided) as to the amount of Loan Interest or Default Interest, as the case may be, to be paid to BANK out of any Fixed Rent payment, such Fixed Rent payment shall be maintained by Escrow Agent in the Escrow Account until receipt of such Payment Notice. Pending receipt of such Payment Notice, Escrow Agent shall invest such funds in Permitted Investments with the shortest possible maturities in accordance with written instructions from BANK.

                  (c) Escrow Account Shortfall. If there are insufficient funds on deposit in the Escrow Account to pay the Loan Interest or Default Interest, as the case may be, on any Interest Payment Date in accordance with a Payment Notice delivered to Escrow Agent, Escrow Agent shall (i) pay such amounts as shall be held in the Escrow Account to BANK and (ii) shall give notice of the shortfall to BORROWER, LESSEE and BANK. Upon receipt of funds which BORROWER or LESSEE indicates in writing are intended to cover such shortfall amount from BORROWER or LESSEE, Escrow Agent shall promptly pay such shortfall amount to BANK.

                  (d) Closing of Escrow Account. Upon written notice from BANK that no amounts remain unpaid pursuant to the Loan Agreement, the balance, if any, in the Escrow Account shall be transferred to BORROWER and the Escrow Account shall be closed. BANK will give Escrow Agent prompt written notice when no amounts remain unpaid pursuant to the Loan Agreement.

                  (e) Commingling of Investments. All investments made by Escrow Agent pursuant to Section 3.1(b) shall be held in the name of Escrow Agent, and shall be held by Escrow Agent as agent of BANK. For purposes of investment, Escrow Agent may commingle monies in the Escrow Account.

                  (f) Payment Method. All payments of Fixed Rent to Escrow Agent, and all disbursements or investment of monies by Escrow Agent shall be made by bank wire transfer in immediately available funds in accordance with written instructions to be provided to the parties by Escrow Agent. Payments to any party hereunder shall be made to such account(s) ass such party shall have advised Escrow Agent by written notice.

         3.2 PAYMENT NOTICE. Simultaneous with the execution hereof, and from time thereafter as appropriate (and in any event not later than two (2) days prior to an Interest Payment Date (as specified on the Payment Notice)), BANK shall give to Escrow Agent, with copies to BORROWER and LESSEE, a Payment Notice which


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
sets forth (i) the amount of Loan Interest or Default Interest (as the case may be) due and payable on such Interest Payment Date and (ii) the due date of such payment. Such Payment Notice shall be binding and conclusive on Escrow Agent unless prior to disbursement in respect thereof Escrow Agent shall have received from BORROWER a written objection to the amount of such interest payment set forth in the Payment Notice, in which event Escrow Agent shall continue to hold any funds received in the Escrow Account pending receipt of a joint statement from BANK and BORROWER as to the amount due in respect of such interest payment.

                                    Article 4
                              Terms and Conditions

         4.1 Escrow Agent Duties. The duties, responsibilities and obligations of Escrow Agent shall be limited to those expressly set forth herein and no duties, responsibilities or obligations shall be inferred or implied. Escrow Agent shall not be subject to, nor required to comply with, any other agreement between or among LESSEE, BORROWER or BANK or to which any of them is a party, even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with these Escrow Instructions) from LESSEE, BORROWER or BANK or any entity acting on its behalf. Escrow Agent shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

         4.2 Beneficiaries. These Escrow Instructions are for the exclusive benefit of the parties hereto and their respective successors and permitted assigns hereunder, and shall not be deemed to give, either express or implied, any legal or equitable right, remedy, or claim to any other entity or person whatsoever.

         4.3 Compliance With Orders. If at any time Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects Escrow Property (including but not limited to orders of attachment or


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
garnishment or other forms of levies or injunctions or stays relating to the transfer of Escrow Property), Escrow Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; and if Escrow Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, Escrow Agent shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

         4.4 (a) Limitations on Liability. Escrow Agent shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of bad faith, gross negligence or willful misconduct on its part. In no event shall Escrow Agent be liable (i) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document from LESSEE, BORROWER or BANK or any entity acting on such party's behalf, (ii) for any consequential, punitive or special damages, (iii) for the acts or omissions of its nominees, correspondents, designees, subagents or subcustodians, or (iv) for an amount in excess of the value of the Escrow Property, valued as of the date of deposit.

                  (b) Non-Payment of Fees. If any fees, expenses or costs incurred by, or any obligations owed to, Escrow Agent hereunder are not promptly paid when due, Escrow Agent may reimburse itself therefor from the Escrow Property and may sell, convey or otherwise dispose of any Escrow Property for such purpose.

                  (c) Security Interest of Escrow Agent. As security for the due and punctual performance of any and all obligations of BORROWER, BANK and LESSEE to Escrow Agent hereunder, now or hereafter arising, of BORROWER, BANK and LESSEE, individually and collectively, hereby pledge, assign and grant to Escrow Agent a continuing security interest in, and a lien on, the Escrow Property and all distributions thereon or additions thereto (whether such additions are the result of deposits by LESSEE, BORROWER or BANK or the investment of Escrow Property). The security interest of Escrow Agent shall at all times be valid, perfected and enforceable by Escrow Agent against LESSEE, BORROWER or BANK and all third parties in accordance with the terms of these Escrow Instructions.


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
         (d) Consultation with Counsel. Escrow Agent may consult with legal counsel at the expense of the LESSEE, BORROWER and/or BANK as to any matter relating to these Escrow Instructions, and Escrow Agent shall not incur any liability in acting in good faith in accordance with any advice from such counsel.

                  (e) Force Majeure. Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of Escrow Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

         4.5 Collection of Funds. Unless otherwise specifically set forth herein, Escrow Agent shall proceed as soon as practicable to collect any checks or other collection items at any time deposited hereunder. All such collections shall be subject to Escrow Agent's usual collection practices or terms regarding items received by Escrow Agent for deposit or collection. Escrow Agent shall not be required, or have any duty, to notify anyone of any payment or maturity under the terms of any instrument deposited hereunder, nor to take any legal action to enforce payment of any check, note or security deposited hereunder or to exercise any right or privilege which may be afforded to the holder of any such security.

         4.6 Monthly Statements. Escrow Agent shall provide to LESSEE, BORROWER, and BANK monthly statements identifying transactions, transfers or holdings of Escrow Property and each such statement shall be deemed to be correct and final upon receipt thereof by the LESSEE, BORROWER and BANK unless Escrow Agent is notified in writing to the contrary within thirty (30) business days of the date of such statement.


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
         4.7 Disclaimer. Escrow Agent shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or securities deposited hereunder, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

         4.8 Notices. Notices, instructions or other communications shall be in writing and shall be personally delivered, transmitted by postage prepaid registered or certified mail, or by facsimile, to the parties as follows:

                  To BORROWER:              ALX of Paramus LLC
                                            c/o Vornado Realty Trust
                                            210 Route 4 East
                                            Paramus, NJ   07652
                                            Attn:    Chief Financial Officer
                                            Facsimile No.:  (201) 708-6210

                                            ALX of Paramus LLC
                                            c/o Vornado Realty Trust
                                            210 Route 4 East
                                            Paramus, NJ   07652
                                            Attn:    Vice President-Real Estate
                                            Facsimile No.:  (201) 708-6207

                  With a copy (for
                  information purposes
                  only) to:                 Winston & Strawn
                                            200 Park Avenue
                                            New York, NY  10166-4193
                                            Attn:    Neil Underberg, Esq.
                                            Facsimile No.:  (212) 294-4700

                  To BANK: Svenska Handelsbanken AB (publ) 153 East 53rd Street, 37th Floor New York, New York 10022
                                            Attn: Corporate Banking Department
                                            Facsimile No.:  (212) 326-5110





                  With a copy (for
                  information purposes

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
                  only) to:             Sussman Sollis Ebin Tweedy & Wood, LLP
                                        767 Fifth Avenue, 8th Floor
                                        New York, NY  10153-0898
                                        Attn:    Robert F. Ebin, Esq.
                                        Facsimile No.:  (212) 688-8386

                  To LESSEE:            IKEA Property Inc.
                                        496 West Germantown Pike
                                        Plymouth Meeting, Pennsylvania 19462
                                        Attention:  President
                                        Facsimile No.:  (610) 567-2856


                  With a copy (for
                  information purposes
                  only) to:             Marvin, Larsson, Henkin & Scheuritzel
                                        1500 Market Street, Centre Square West

                                        Suite 3510
                                        Philadelphia, Pennsylvania  19102
                                        Attention:  David J. Larsson, Esq.
                                        Facsimile No.:  (216) 656-4202


                  TO ESCROW AGENT:
                  THE BANK OF NEW YORK
                                        c/o United States Trust Company
                                        114 West 47th Street
                                        New York,NY  10036
                                        Attention:  Corporate Trust Department
                                        Facsimile No.:  (212) 852-1625


Copies of such notices, for information purposes only, shall be transmitted by mail to counsel to the parties, as the parties may from time to time designate. All notices and other communications shall be deemed to have been duly given on the date of receipt if delivered personally; on the date five days after posting if transmitted by United States mail; or in the case of a facsimile, at the time sent; provided that any notice to be given to Escrow Agent shall be effective only when actually received by Escrow Agent's Corporate Trust Department. Any party may change its address for purposes hereof by notice to the other parties hereto. Escrow Agent is authorized to comply with and rely upon any notices, instructions or other communications believed by it to have been sent or given by LESSEE, BORROWER or BANK or by a person or persons authorized by LESSEE, BORROWER or BANK. Whenever under the


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
terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday, or banking holiday, such time shall be extended to the next day on which Escrow Agent is open for business.

         4.9 Indemnities. LESSEE, BORROWER and BANK, jointly and severally, shall be liable for and shall reimburse and indemnify Escrow Agent, its agents, attorneys and employees and hold Escrow Agent, its agents, attorneys and employees harmless from and against any and all claims, losses, liabilities, costs, damages or expenses (including reasonable attorneys' fees and expenses) (collectively, "Losses") arising from or in connection with or related to these Escrow Instructions or being Escrow Agent hereunder (including but not limited to Losses incurred by Escrow Agent in connection with its successful defense, in whole or in part, of any claim of bad faith, gross negligence or willful misconduct on its part), provided, however, that nothing contained herein shall require Escrow Agent to be indemnified for Losses caused by its gross negligence or willful misconduct.

         4.10 Removal or Resignation of Escrow Agent. (a) LESSEE, BORROWER and BANK may remove Escrow Agent at any time by giving to Escrow Agent thirty (30) calendar days' prior notice in writing signed by the LESSEE, BORROWER and BANK. Escrow Agent may resign at any time by giving to LESSEE, BORROWER and BANK thirty (30) calendar days' prior written notice thereof.

                  (b) Within ten (10) calendar days after giving the foregoing notice of removal to Escrow Agent or receiving the foregoing notice of resignation from Escrow Agent, LESSEE, BORROWER and BANK shall jointly agree on and appoint a successor Escrow Agent. If a successor Escrow Agent has not accepted such appointment by the end of such 10-day period, Escrow Agent may, in its sole discretion, deliver the Escrow Property to BANK at the address provided herein or may apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent or for other appropriate relief. The costs and expenses (including reasonable attorneys' fees and expenses) incurred by Escrow Agent in connection with such proceeding shall be paid by, and be deemed a joint and several obligation of, the LESSEE, BORROWER and BANK.


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
                  (c) Upon receipt of the identity of the successor Escrow Agent, and such successor Escrow Agent's written agreement to be bound by these Escrow Instructions, Escrow Agent shall either deliver the Escrow Property then held hereunder to the successor Escrow Agent, less Escrow Agent's fees, costs and expenses or other obligations owed to Escrow Agent, or hold such Escrow Property (or any portion thereof), pending distribution, until all such fees, costs and expenses or other obligations are paid.

                  (d) Upon delivery of the Escrow Property to successor Escrow Agent, Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

                  (e) Any corporation into which Escrow Agent may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which Escrow Agent shall be a party, or any corporation succeeding to the business of Escrow Agent, which executes an agreement of assumption to perform every obligation of Escrow Agent hereunder and (in the case of a person other than Escrow Agent) shall be the successor of Escrow Agent hereunder, without the execution or filing of any document or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         4.11 Ambiguities or Disputes. (a) In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by Escrow Agent hereunder, Escrow Agent may, in its sole discretion, refrain from taking any action other than retaining possession of the Escrow Property, unless Escrow Agent receives written instructions, signed by LESSEE, BORROWER and BANK, which eliminate such ambiguity or uncertainty.

                  (b) In the event of any dispute between or conflicting claims by or among the LESSEE, BORROWER and BANK and/or any other person or entity with respect to any Escrow Property, Escrow Agent shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Escrow Property so long as such dispute or conflict shall continue, and Escrow Agent shall not be or become liable in any way to the LESSEE, BORROWER or BANK for failure or refusal to comply with such conflicting claims, demands or instructions. Escrow Agent shall be entitled to refuse to act until, in its sole discretion, either (i) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to Escrow Agent or (ii) Escrow Agent shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all Losses which it may incur by reason of so acting. Escrow Agent may, in addition, elect, in its sole discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary. The costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceeding shall be paid by, and shall be deemed a joint and several obligation of, LESSEE, BORROWER and BANK.

         4.12 Governing Law. These Escrow Instructions shall be interpreted, construed, enforced and administered in accordance with the internal substantive laws (and not the choice of law rules) of the State of New York. LESSEE, BORROWER and BANK hereby submit to the personal jurisdiction of and each agrees that all proceedings relating hereto shall be brought in courts located within the Borough of Manhattan in the City and State of New York. Each of LESSEE, BORROWER and BANK hereby waives the right to trial by jury and to assert counterclaims in any such proceedings. To the extent that in any jurisdiction LESSEE, BORROWER or BANK may be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (whether before or after judgment) or other legal process, each hereby irrevocably agrees not to claim, and hereby waives, such immunity. Each of LESSEE, BORROWER and BANK waives personal service of process and consent to service of process by certified or registered mail, return receipt requested, directed to it at the addresses last specified for notices hereunder, and such service shall be deemed completed five (5) calendar days after the same is so mailed.

         4.13 Amendment. Except as otherwise permitted herein, these Escrow Instructions may be modified only by a written amendment signed by all the parties hereto, and no waiver of


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
any provision hereof shall be effective unless expressed in a writing signed by the party to be charged.

         4.14 Waivers. The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequent exercise of such right or remedy.

         4.15 Due Authorization. Each of LESSEE, BORROWER and BANK, singly and not jointly, hereby represents and warrants (a) that these Escrow Instructions have been duly authorized, executed and delivered on its behalf and constitute its legal, valid and binding obligation and (b) that the execution, delivery and performance of these Escrow Instructions by it do not and will not violate any applicable law or regulation.

         4.16 Partial Invalidity. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision; and if any provision is held to be enforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

         4.17 Entire Agreement. These Escrow Instructions shall constitute the entire agreement of the parties with respect to the subject matter and supersedes all prior oral or written agreements in regard thereto.

         4.18 Termination. This Agreement shall terminate upon the distribution of all Escrow Property to be paid into and distributed from the Escrow Account. The provisions of this Article 4 shall survive termination of these Escrow Instructions and/or the resignation or removal of Escrow Agent.

         4.19 Reference to The Bank of New York and IKEA. Except for any disclosure required by law (or among the parties and their counsel), no printed or other material in any language, including prospectuses, notices, reports, and promotional material (I) which mentions "The Bank of New York" by name or the rights, powers, or duties of Escrow Agent under these Escrow Instructions shall be issued by any other parties hereto, or on such party's behalf, without the prior written consent of Escrow Agent, or (ii) which mentions LESSEE (or any IKEA entity) by name, shall be issued by Escrow Agent, without the prior written consent of LESSEE.

         4.20 Headings. The headings contained in these Escrow Instructions are for convenience of reference only and shall have no effect on the interpretation or operation hereof.

         4.21 Counterparts. These Escrow Instructions may be executed by each of the parties hereto in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all such counterparts shall together constitute one and the same agreement.

         4.22 Tax Matters. Escrow Agent does not have any interest in the Escrowed Property deposited hereunder but is serving as escrow holder only and having only possession thereof. BORROWER shall pay or reimburse Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrowed Property incurred in connection herewith and shall indemnify and hold harmless Escrow Agent any amounts that it is obligated to pay in the way of such taxes. Any payments of income from the Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide Escrow Agent with appropriate W-9 forms for tax I.D., number certifications, or W-8 forms for non-resident alien certifications. It is understood that Escrow Agent shall be responsible for income reporting only with respect to income earned on investment of funds which are a part of the Escrowed Property and is not responsible for any other reporting. This paragraph and paragraph 4.9 shall survive notwithstanding any termination of these Escrow Instructions or the resignation of Escrow Agent.

         4.23 Compensation of Escrow Agent. Except as provided in this Section 4.23, Escrow Agent agrees that it shall have no rights against BORROWER, LESSEE or BANK for any fee as compensation for its services hereunder.

                  (i) BORROWER shall pay Escrow Agent an annual fee of $6,000, payable upon execution of this Agreement and thereafter on each anniversary date of this Agreement. The annual fee shall be pro-rated for any portion of a year.

                  (ii) BORROWER shall be responsible for and shall reimburse Escrow Agent upon demand for all out-of-pocket expenses, disbursements and advances incurred or made by Escrow Agent in connection with these Escrow Instructions, except any such expense, disbursement or advance as may be attributable of its own negligence, willful misconduct or bad faith.

         4.24 Certain Notices. Escrow Agent shall give to BANK, LESSEE and BORROWER copies of all certificates, agreements, determinations, notices and documents received by it (other than from such party) pursuant to these Escrow Instructions.


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
         4.25 Notice of Non-Receipt of Assigned Payments. Escrow Agent shall notify BANK, LESSEE and BORROWER if LESSEE has failed to pay any payment of Assigned Payments by the third Banking Day after the date such payment is due.

         4.26 Records. Escrow Agent shall be responsible for the keeping a copy of these Escrow Instructions and all appropriate books and records relating to the receipt and disbursements of all monies that may be received as Escrow Agent under these Escrow Instructions or under any other Operative Document and shall, upon request of LESSEE, BORROWER or BANK make available such books and records at its principal escrow office during normal business hours for inspection and copying. Escrow Agent shall not be liable for any tax due and payable except for any tax based on or measured by amounts paid to Escrow Agent as fees and compensation in connection with the transactions contemplated hereby.

         4.27 Recording and Filing. BANK shall be responsible for the recording and filing in the appropriate governmental offices of financing statements, continuation statements and any supplemental instruments or documents of further assurance as may be required by law or requested by the BANK or Escrow Agent in order to perfect the security interests created by the Operative Documents or these Escrow Instructions.

         4.28 Assignment. These Escrow Instructions may not be assigned by BORROWER or LESSEE, except upon written consent of BANK (which may be given or withheld in BANK's sole discretion).

         4.29 Binding on Successors. These Escrow Instructions shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. A purchaser of the Escrow Property at a foreclosure sale or a deed-in-lieu of foreclosure sale shall be deemed to be the successor to BANK hereunder.

         4.30 Further Assurances. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of these Escrow Instructions in accordance with the other Operative Documents.


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
         IN WITNESS WHEREOF, the parties have caused these Escrow Instructions to be executed by their duly authorized representatives as of the date first above written.

                                             BANK
                                             SVENSKA HANDELSBANKEN AB (publ)

                                             By:  /s/ Jonas Daun
                                             Name and Title:    Jonas Daun,
                                             SENIOR VICE PRESIDENT

                                             BY:  /S/ MARK CLEARY
                                             Name and Title: Mark Cleary
                                             Senior Vice President

BORROWER

                                             ALX OF PARAMUS LLC

                                             By:  /s/ Joseph Macnow
                                             Name and Title: Joseph Macnow
                                             Executive Vice President
                                             Finance and Administration

ESCROW AGENT

                                             THE BANK OF NEW YORK

                                             By:  /s/ H. William Weber
                                             Name and Title:  H. William Weber,
                                             Authorized Signer

LESSEE

                                             IKEA PROPERTY, INC.

                                             By:  /s/ Michael McDonald
                                             Name and Title: Michael McDonald
                                             President

                                    EXHIBIT H



                          PROPOSED SUBTENANT LOCATIONS

                                    [TO COME]



                                      103